Exhibit 10.5

Framework Agreement

between

Agusta S.p.A.

and

CHC Helicopters International Inc.

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This Framework Agreement (hereafter “Agreement”) dated October 2007, by and between

Agusta S.p.A., an Italian company, with a sole shareholder, having a registered office in Samarate, Cascina Costa (VA), Via Giovanni Agusta n. 520, Italy, stock capital Euro 702.537.000,00 fully paid up, number of registration at the Chamber of Commerce of Varese and Fiscal Code 02512010121, subject to the direction and coordination of Agusta N.V. (hereafter “Agusta”)

and

CHC Helicopters International Inc. - acting through its division Heli-One - a corporation organized under the laws of Canada, having a registered office at 4740 Agar Dr., Richmond, BC, Canada V7B 1A3 (hereafter “CHC”), together referred to as the ‘Parties” or individually as a “Party”.

Whereas:

Agusta and CHC have entered into a Purchase Agreement Number 139030901 dated September 24, 2003 and a Contract Framework Agreement Number 139050404 dated April 25, 2005 (as amended, assigned, novated and supplemented from time to time) in respect of the purchase of AB 139 helicopters (the “Original Purchase Agreement”).

Agusta is willing to sell and CHC is willing to purchase thirteen (13) AW139 medium twin-engine helicopter (hereafter “AW139 helicopters”) and Agusta is willing to grant CHC an option to purchase and additional twenty (20) AW139 helicopters pursuant to the terms and conditions contained herein.

Now therefore the Parties agree as follows:

Part 1: Purchase of Helicopters and Option to Purchase Helicopters

Agusta agrees to sell and CHC agrees to buy against purchase agreements (“PA”) (the precise terms and conditions for each PA will be substantially as set out in the form of the PA attached as in Appendix 7 to this Agreement) thirteen (13) firm AW139 helicopters (the “Finn Helicopters”) and Agusta agrees to grant CHC the option to purchase and CHC agrees to purchase, upon notifying Agusta of its intention to exercise such option, twenty (20) optional AW139 helicopters (the “Optional Helicopters”), to be delivered in accordance with the following delivery schedule and configurations:

FIRM PURCHASES
Calendar Year	Quantity (EMS or Standard)	Projected Delivery Date	Quantity (Offshore or Standard)	Projected Delivery Date	TOTAL
2007	1 (one) in EMS Configuration	November	1 (one) in Offshore Configuration	1 (one) in the 4th quarter	2

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2008	1 (one) in EMS Configuration	March	2 (two) in Offshore Configuration	1 (one) in the 3rd quarter 1 (one) in the 4th quarter	3

2009	1 (one) in EMS Configuration	April	1(one) in Offshore Configuration	1 (one) in the 1st quarter	2

2010	-	-	3 (three) in Offshore Configuration	1 (one) in the 1st quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	3

2011	-	-	3 (three) in Offshore Configuration	1 (one) in 3rd quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	3

				TOTAL FIRM PURCHASES	13

OPTIONAL PURCHASES
Calendar Year	Quantity (EMS or Standard)	Projected Delivery Date	Quantity (Offshore or Standard)	Projected Delivery Date	TOTAL
2009	-	-	1 (one) in Offshore Configuration	1 (one) in the 4th quarter	1

2010	-	-	2 (two) in Offshore Configuration	1 (one) in the 3rd quarter 1 (one) in the 4th quarter	2

2011	-	-	3 (three) in Offshore Configuration	1 (one) in the 2nd quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	3

2012	-	-	4 (four) in Offshore Configuration	1 (one) in the 1st quarter 1 (one) in the 2nd quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	4

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2013	-	-	5 (five) in Offshore Configuration	1 (one) in the 1st quarter 2 (two) in the 2nd quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	5

2014	-	-	5 (five) in Offshore Cm-figuration	1 (one) in the 1st quarter 2 (two) in the 2nd quarter 1 (one) in the 3rd quarter 1 (one) in the 4th quarter	5

				TOTAL OPTIONAL PURCHASES	20

The configuration of the AW139 helicopters shall be in accordance with Appendix 1 for AW139 standard configuration (“Standard Configuration”), Appendix 2 for AW139 Offshore configuration (“Offshore Configuration”) and Appendix 3 for AW139 EMS configuration (“EMS Configuration”). Any changes or deviations to such configurations shall be subject to a price and/or delivery date adjustment. For the purposes of clarification, if CHC performs the completion activities required for Offshore or EMS Configurations CHC shall inform Agusta, at least 12 months prior to the Projected Delivery Date of its intention then Agusta shall deliver the AW139 helicopter to CHC on the Projected Delivery Date in Standard Configuration or in a partly completed Configuration.

In respect of each Firm Helicopter CHC agrees to sign a PA within eighteen (18) months of the Projected Delivery Date and in the case of each Optional Helicopter upon either the date it exercises its option to purchase an Optional Helicopter or within eighteen (18) months of the Projected Delivery Date, whichever is earlier, in accordance with the terms and conditions shown in Appendix 7 “Purchase Agreement” and reflecting this Agreement.

CHC shall have the option to require Agusta to re-schedule the projected delivery date for AW139 helicopters set forth above (which for the purpose of this Agreement means the last day of the month or last month of the quarter shown in Part 1 (the “Project Delivery Date”) for up to a maximum of ten (10) AW139 helicopters by a maximum period of one hundred and fifty (150) calendar days, by providing a written notification to Agusta to be sent no later then eighteen (18) months for EMS Configuration and no later then twelve (12) months for Offshore Configuration prior to the original contracted Projected Delivery Date.

If CHC elects to re-schedule the Projected Delivery Date of an AW 139 helicopter then that AW139 helicopter cannot be re-scheduled again unless agreed to by Agusta. Any re¬scheduling of the Projected Delivery Date shall be subject to a price adjustment and shall be reflected in the applicable PA.

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Part 2: Financial Agreements

a.	AW139 Helicopter Pricing

a-1 The price of the thirty three (33) AW139 helicopters shall be in accordance with Agusta’s applicable delivery year price list (excluding applicable discounts as provided for in Part 4), which shall be confirmed in the applicable PA as follows:

Table 1: Offshore pricing — US Dollars

Delivery year	Standard Configuration (Appendix 1)	Offshore Interior, Provisions & Installed Equipment (Appendix 2)	Removable Parts & Painting (Appendix 2)	Total Offshore Configuration (Appendix 2)
2007	***	***	***	***
2008	***	***	***	***
2009	***	***	***	***
2010	As per special conditions in Part 4
2011
2012

Table 2: EMS pricing — US Dollars

Delivery year	Standard Configuration (Appendix 1)	EMS Interior, Provisions & Installed Equipment (Appendix 3)	Removable Parts & Painting (Appendix 3)	Total EMS Configuration (Appendix 3)
2007	***	***	***	***
2008	***	***	***	***
2009	***	***	***	***
2010	As per special conditions in Part 4
2011
2012

a-2 CHC may at its option, as outlined in Appendix 4 hereof, elect to take delivery of a Standard Configuration AW139 helicopter and perform the completion activities required for Offshore or EMS Configuration AW139 helicopters purchased under this Agreement or the previous Framework Agreement dated 254 April 2005 , either in whole or in part, starting from mid 2009, rather than requiring Agusta to do the same. Upon execution of this Agreement, Agusta shall: (i) grant CHC the right to perform the completion activities required for Offshore and/or EMS Configurations; and (ii) provide to CHC technical assistance and support to perform the completion activities for Offshore and/or EMS Configurations.

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a-3 The above prices in respect of the Optional AW139 helicopters are based upon a USD to EUR exchange rate of USD *** equal to EUR 1.00. At the time of an Optional AW139 helicopter acceptance should the above exchange rate vary by more than *** percent (***%) then the relevant price shall be adjusted accordingly utilizing the exchange rate published by the European Central Bank two (2) days prior to the acceptance date of the AW139 helicopter.

b.	AW139 Helicopter Payments

b-1 Payment of the AW139 firm helicopter purchases shall be in accordance with the following schedule (to be reflected in each PA):

•	Deposit of a non-refundable US$ *** (*** US Dollars) for each AW139 helicopter, which is the subject of a firm purchase due on the signature of this Agreement.

•	Intermediate payment of ***% (*** percent) of the price of each AW139 helicopter at twelve (12) months prior to the Projected Delivery Date of each AW139 helicopter.

•	The remaining Balance payment for each AW139 helicopter shall be paid upon acceptance at Agusta’s facility or such other location as mutually agreed upon by the parties.

b-2 Payment of the AW139 optional helicopter purchases shall be in accordance with the following schedule (to be reflected in each Purchase Agreement):

•

Deposit of a non-refundable US$ *** (*** US Dollars) for each AW139 Optional helicopter on signature of this Agreement. Such non-refundable deposit can be transferred to any Firm Helicopter purchase or used as a credit for parts and materials.

•	Intermediate payment of ***% (*** percent) of the price of each AW139 helicopter at twelve (12) months prior to the Projected Delivery Date of each AW139 helicopter.

•	The remaining Balance payment for each AW139 helicopter shall be paid upon acceptance at Agusta’s facility or such other location as mutually agreed upon by the parties.

b-3 In case the Projected Delivery Date of any AW139 helicopter is less than twelve (12) months from the signature date of this Agreement then the payment of a non-refundable deposit of US$ *** and ***% (*** percent) of the price of each AW139 helicopter shall be paid by CHC upon signature of this Agreement

b-4 CHC may at its sole convenience, exercise its option to purchase any one (1) or more the twenty (20), or a part thereof, of the Optional Helicopters shown in Part 1, by giving written notice to Agnate to be served no later than eighteen (18) months prior to the Projected Delivery Date for the AW139 helicopter concerned

b-5 Agnate agrees that Deposits, Intermediate payment(s) and Balance payment(s) paid by CHC in respect of (i) Firm and Optional Helicopters as set out in the Original

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Purchase Agreement; and (ii) Firm and Optional Helicopters as set out in this Part 2b, may be reallocated to other Firm and Optional Helicopter purchases made under the Original Purchase Agreement and this Framework Agreement, as may be requested from time to time by CHC in connection with CHC’s financing with third party lenders of such helicopters provided that

1) in all cases the allocations and aggregate amount of all Deposit(s), Intermediate payment(s) and Balance payment(s) paid by CHC and/or such third party lenders to Agusta at any time shall be not less than the allocation and aggregate amount of Deposit(s), Intermediate payment(s) and Balance payment(s) that would have been assigned and paid if no such reallocation had occurred; and

2) all payments obligations has been fulfilled in compliance with b1, b2 and b3 above.

c.	Residual Value Guarantee (“RVG”)

Agusta shall provide a RVG 8 years from delivery based upon the principles stated herein, for each of the thirteen (13) firm AW139 helicopter purchases and will provide a RVG upon the principles stated herein, and on a case-by-case basis for the twenty (20) optional AW139 helicopter purchases when confirmed as firm purchase by CHC Precise terms and conditions for the RVG will be substantially as set out in the form of the RVG attached as in Appendix 8 to this Agreement (the “RVG Agreement”), subject to negotiations in due course with CRC’s third party lenders and their legal advisers. Agusta shall provide a RVG provided all the following conditions precedent are complied with:

•

The Maintenance Programme in respect of the AW139 helicopter shall either be the Maintenance Programme contained in Chapter 5 of the Maintenance Manual or another Maintenance Programme that has been approved by Agusta. Agusta will reasonably consider any requests by CHC for deviations to the Maintenance Programme or another Maintenance Programme subject to the additional approval of the owner or new owner following a transfer for the purpose of refinancing the helicopter pursuant to Section 1.1 (a) of Schedule III of the applicable RVG Agreement;

•

The RVG shall automatically become invalid for an AW139 helicopter that has been resold to a third party other than a sale pursuant to Section I of the RVG Agreement or pursuant to Section 1.1 of Schedule III of the RVG Agreement;

•

If CHC elects to perform the completion work of the specific equipment by itself subject to the review and approval of such work by Agusta, the resale price of the relevant helicopter for the purposes of the RVG and as referred to in Section 2.1 of the RVG Agreement shall, instead of ***% of the Net Purchase Price, be the aggregate of the residual risk for which the Owner takes responsibility plus an amount, “x”, for which CHC RV Guarantor takes responsibility plus ***% of the Net Purchase Price for which the RV Guarantor and the CHC RV Guarantor take responsibility in the Relevant Proportions; “x” will be an amount which is greater than ***% of Net Purchase Price but will be a number sufficient to make the aggregate of residual risk taken equal to ***% of Total Cost (defined as the

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aggregate of the Net Purchase Price plus the cost of completion work performed by CHC. It is accepted that the proportion of the cost of the completion work performed by CHC for the purposes of this calculation will no greater than the cost that would have been incurred if Agusta had performed the work.

EXAMPLE: If an AW139 helicopter costs 90 and the completion work performed by CHC is 10 (and this sum is no greater than would have been incurred if the same work had been performed by Agusta) so that the Total Cost is 100 and the Owner takes a residual risk of ***, the tiering of risk levels would be: Owner ***, CHC RV Guarantor *** and RV Guarantor/CHC RV Guarantor *** (***% of ***) in a ***/*** ratio of ***/***, making a total of ***.

The intention and effect is that Agusta’s RVG amount would always be a fixed percentage on the price that it receives for the work that it has done (defined as the Net Purchase Price).

•

With regard to RVG return conditions, CHC may return as a maximum (eight (8) years hence) only the number purchased in any given year eight (8) years previously, these returns shall not exceed a maximum of two (2) per quarter per year, and may be, at the option of Agusta divided equally throughout the return year.

•

Only in case CHC, within thirty (30) days of execution of this Agreement, confirms all the four (4) of the remaining eight (8) Optional AW139 helicopters under the Contract Framework Agreement Number 139050404 dated April 25, 2005, then Agusta shall provide a RVG for the three (3) SAR aircrafts (purchased under the Supplemental Agreement No. 11 dated 4 Sept 2007) and one (1) Optional AW139 Helicopter which terms and conditions will be agreed upon by the Parties. In addition CHC shall provide Agusta within the said thirty (30) days information on the disposition of the remaining four (4) Optional AW139 Helicopters, and upon exercising the remaining four (4) options, Agusta shall provide a RVG which terms and conditions shall be agreed upon by the Parties.

•

Should CHC not confirm, within thirty (30) days of execution of this Agreement, pertaining to the above four optional AW139 helicopters, then CHC may elect to purchase the outstanding eight (8) Optional AW139 helicopters under the Contract Framework Agreement Number 139050404 dated April 25, 2005, then Agusta shall provide a RVG which terms and conditions will be agreed upon by the Parties with the exclusion of the three (3) SAR aircrafts (purchased under the Supplemental Agreement No. 11 dated 4 Sept. 2007).

For the purposes of this Part 2, section c., capitalized terms used herein and not defined in this Agreement shall have the same meaning as set forth in the RVG Agreement.

Part 3: Training

a.	Pilots — AW139 Helicopter IFR Type Rating Training

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Visual Flight Rules (“VFR”) / Instrument Flight Rules (“IFR”) type rating training for 5 pilots, per AW139 helicopter purchased by CHC or a third party lender, will be provided by Agusta ***.

Pilots must possess a current Pilot Licence as per JAR-FCL 2 with appropriate ratings or the equivalent licences issued by a military or civil regulatory agency, be instrument-rated on multi-engine/multi-crew turbine helicopters with more than 150 flight hours experience under IFR, and hold a current flight medical certificate.

The objective of the VFR / IFR, Type Rating Training course shall be to train qualified helicopter pilots to fly the AW139 helicopter under VFR and IFR conditions and to respond safely to emergency situations and malfunctions.

Further training options, i.e. instructor training and recurrent training for line pilots are also available subject to further discussions.

The training will be provided in three phases i.e. a ground school phase, a simulator-training phase and a final training phase utilising the AW139 customer helicopter after acceptance commensurate with the delivery of each AW139 helicopter:

a. Ground school training of two (2) weeks duration includes a comprehensive coverage of the systems description and operation, operational characteristics, operating limitations and performance planning.

b. Simulator training (14 VFR hours plus 6 IFR hours) includes complete familiarization of the AW139 helicopter, instruction in the turbine engine operation, cockpit procedures, flight instruction in normal flight manoeuvres and simulated emergency procedures in VFR/IFR conditions.

c. Final training (4 VFR hours) will be conducted on the AW139 helicopter by means of demonstrating specific manoeuvres by the Agusta instructor pilot followed by the student pilot progressively demonstrating the same manoeuvres up to a point acceptable to the instructor pilot. The AW139 helicopter will be used following its acceptance for flight training and as such CHC will be responsible for the applicable insurance required during the training period.

b.	Engineers — AW139 Helicopter Airframe Maintenance Type Training (Cat. B1.3)

Airframe line maintenance training (4 weeks/20 days) for 4 maintenance engineers, per AW139 helicopter purchased by CHC or a third party lender, will be provided by Agusta ***.

Course Approval: EASA Part-147. The applicants must hold a valid JAR/EASA Category B1.3 Line Maintenance Mechanic (Helicopter Turbine) license or an equivalent licences issued by a military or civil regulatory agency and have a good knowledge of the English language both written and spoken. Moreover, applicants shall have at least 2.5 years experience in turbine powered helicopter maintenance. Note: If the applicant is not in possession of the required license, the certificate released at the end of the course will not include any reference to the Agusta MTO and to the approval to Part-147.

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The objective of this course shall be to provide the attending technician with a detailed theoretical understanding of the AW139 helicopter airframe systems, their operations and maintenance, components replacement procedures, use of technical literature and Interactive Electronic Technical Publications (IETP).

The course will also cover a comprehensive coverage of description, function and maintenance procedures relevant to the AW139 helicopter airframe systems and provide a description of operation, components location, remove/install of components and troubleshooting procedures described at Maintenance Manual level excluding the power plant. The interface of the engine/airframe systems is addressed by this course.

c.	Engineers — AW139 Avionic Systems Maintenance Type Training (Cat. B2)

Avionic line maintenance training (3 weeks/15 days) for 2 maintenance engineers, per AW139 helicopter purchased by CHC or a third party lender, will be provided by Agusta ***.

Course Approval: EASA Part-147. The applicants must hold a valid JAR/EASA Category B2 Avionic Line Maintenance (Helicopter Turbine) license or an equivalent licences issued by a military or civil regulatory agency and have a good knowledge of the English language both written and spoken. Moreover applicants shall have at least 2.5 years experience in turbine powered helicopter maintenance. Note: If the applicant is not in possession of the required license, the certificate released at the end of the course will not include any reference to the Agusta MTO and to the approval to Part-147.

The objective of this course is to provide qualified avionic technicians with the knowledge and skill required to troubleshoot, inspect, and perform maintenance of the AW139 Electrical and Avionic Systems.

The course will also cover the description; function and maintenance procedures relevant to the AW139 helicopter avionic systems and provide a description of operation, components location, remove/install of components and troubleshooting procedures described at Maintenance Manual level excluding the power plant.

All training will be provided at the Agusta Training Academy at Sesto Calende in Italy (approved FAA Part 142 Training Center).

Since CHC will train a significant quantity of pilots and maintenance engineers to operate and support the fleet of AW139 helicopters purchased pursuant to this Agreement, a “Training Needs Analysis” meeting shall be held between CHC and Agusta on or about November 1, 2007, in order to determine the detailed training requirements of CHC and to provide a dedicated training solution including the quantity and type of courses to be provided, the duration of such courses and the schedule of such courses.

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In addition to the pilot and engineer training set out above and to be provided by Agusta ***, Agusta in conjunction with CHC will assess the following training requirements:

•	Practical Elements training session provisions related to the AW139 Airframe and Avionic Maintenance Courses (2 weeks), using the Helicopter Maintenance Trainer in Sesto Calende.

•	Pilot Recurrent Training (6 FFS Hours / 1 day class), VFR Refresher Pilot Courses (7 FFS hours / 1 helicopter hour / 2 days class) and IFR Refresher Pilot Courses (5 FFS) at the prices set out below:

Price per student Pilot Recurrent Training	€	*	**
Price per student Pilot Refresher VFR Training (With simulator and Customer’s helicopter)	€	*	**
Price per student Pilot Refresher IFR Training (With simulator and Customer’s helicopter)	€	*	**

Note: Prices 2007 Economy and will be quoted each year according year applicable pricelist

•	Provision for dry hourly rate (with the Customer FFS Instructor Pilot) for the Full Flight Simulator to be used to train new pilots and to carryout refresher courses at the prices set out below:

Price for Simulator Dry Hours	€	*	**

Note: Prices 2007 Economy and will be quoted each year according year applicable pricelist

•	Option for Computer Based Training Package (CBT) at the prices set out below:

AW139 CBT/Multimedia Package	€	*	**
Installation (N°1 Week)	€	*	**

Part 4: Special Conditions:

1.

Agusta shall limit its yearly increase in price for deliveries of AW139 helicopters in Standard, Offshore and EMS Configurations beyond year 2009 at a rate of *** percent (***%) per annum for delivery up to 2011 (including 1st quarter 2012) (the “Fixed Price Escalation”).

Any changes or modifications to the specifications of the Standard, Offshore, EMS Configurations set out in Appendices 1, 2 and 3 shall be subject to a price and/or delivery date adjustment.

2.	The following discounts shall be applied to the AW139 helicopters delivered in Standard, Offshore and EMS Configurations:

***

3.

Agusta will provide a technical representative to CHC, included in the contract price, for a period of three (3) months for each new delivery to each new CHC base, from where the AW139 helicopter shall operate. This excludes accommodation, security and personal insurance, which shall be provided by CHC or quoted on a case by case basis by Agusta, based on the local conditions of the country concerned. On a case-by-case basis Agusta

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will, prior to the expiry of the attendance of the technical representative, consider granting an extension of up to three (3) months for the technical representative concerned.

Agusta shall establish with CHC a provision for additional on-site technical support, against a monthly rate applicable for each year. This rate shall exclude accommodation, security and personal insurance, which shall be provided by CHC or quoted on a case by case basis by Agusta, based on the local conditions of the country concerned.

4.	Upon execution of this Agreement (or immediately thereafter), Agusta shall:

•	establish CHC as a certified Agusta AW139 Overhaul Capability Centre and a certified Agusta AW139 Service Centre, as outlined in Appendix 6 hereto;

•	establish a dedicated safety stock at certain operational bases, as outlined in Appendix 6 hereto and;

•	assist CHC in providing overhaul capability on the main and tail rotor transmissions of the AW139 helicopters, as outlined in Appendix 6 hereto.

5.	Agusta shall continue with its weight saving campaign so as to quantify and provide certification for an AW139 helicopter weight reduction. Agusta shall regularly keep CHC updated on the progress in this regard. In parallel Agusta will increase the all-up-maximum gross weight to a threshold of 6,700 kg (threshold), but with the objective of achieving 6,800kg anticipated by June 1, 2009.

6.	The relevant cost for any additional completion activities not listed in the Agreement shall be quoted accordingly to CHC through a separate quotation, if applicable

7.	Agusta and CHC agree to exit from the Aircraft Assurance Plans (“AAPs”) and from the Complete Overhaul and Material Programs (“COMPs”, and together with the AAPs, the “Programs”) for CHC AW139 Helicopters purchased under this Framework Agreement and the previous Framework Agreement dated 25 April 2005 (the “Helicopters”) in conjunction with the option to select for the Components Protection Agreement (“CPA”), as ruled under Appendix 5

Part 5; Export Licenses:

1.	The full performance by Agusta under this Agreement and each PA is subject to the receipt of all applicable export licenses and approvals pursuant to all applicable laws and regulations, including but not limited to the United States Export Administration Regulations and the United States International Traffic in Arms Regulations. Agusta hereby expressly agrees to implement the procedure for any required export license. The cost for obtaining any license is Agusta’s responsibility. CHC acknowledges and understands that the length of time from application for and receipt of the necessary export licenses is uncertain. Accordingly, Agusta shall apply for export license in a timely manner to support the delivery of the AW139 helicopters in Standard, Offshore and/or EMS configurations. To the extent an export license is required and Agusta requests CHC’s assistance, CHC hereby agrees to provide to Agusta with the information and support that it reasonably requests in writing as soon as reasonably practicable for the purposes of obtaining an export license.

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Part 6: Taxes:

Agusta will ensure that all reasonable assistance is provided to CHC for the purposes of Italian VAT tax legislation. For US deliveries transfer of title for each AW139 will take place in Wilmington, Delaware.

Local taxes custom duties or other fiscal charges, due in Italy or the U.S., depending on the Agusta’s Production facilities, related to the performance of this Agreement and each PA, shall be borne by Agusta.

Part 7: Patent Infringement

1.	Agusta shall conduct, at its own expense, the entire defense of any claim, suit or action alleging that, without further combination, the use or resale by CHC or any subsequent purchaser or user of any AW139 helicopter or part delivered hereunder directly infringes any world-wide patent, but only on the conditions that (A) Agusta receives prompt written notice of such claim, suit, or action and full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to CHC and defendant for such defense; (B) said AW139 helicopter or part is made according to a specification or design furnished by Agusta or, if a process patent is involved, the process performed by the AW139 helicopter is recommended in writing by Agusta; and (C) the claim, suit, or action is brought against CHC or one expressly indemnified by CHC. Provided all of the foregoing conditions have been met, Agusta shall, at its own expense, either settle said claim, suit, or action or shall pay all damages awarded by the court therein, and, if the use or resale of such AW139 helicopter or part is finally enjoined, Agusta shall, at Agusta’s option: (i) procure for defendant the right to use or resell the AW139 helicopter or part, (ii) replace them with an equivalent no infringing AW 139 helicopter or part, (iii) modify them so they become non-infringing but equivalent, or (iv) remove them and refund the purchase price (less a reasonable allowance for use, damage, and obsolescence).

Part 8: General Conditions:

1.	Agusta shall bear any and all risk of loss, damage, theft or destruction, partial or complete, of an AW139 helicopter until such time as the AW139 helicopter has been accepted and a Certificate of Acceptance has been executed. by CHC or by one of its third party lenders.

2.	This Agreement shall become effective from the date of its signature and the receipt by Agusta of the refundable deposits pursuant to Part 2 Article b-1 and shall continue in force and until each of the AW139 helicopters have been ordered pursuant to PAs and the obligations related to each AW139 helicopters have been fulfilled, unless terminated earlier in accordance with a provision of this Agreement.

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The Appendices form part of this Agreement. If and to the extent that there is any conflict between the Articles of this Agreement and the Appendices of this Agreement, the Articles of this Agreement shall prevail. If and to the extent that there is any conflict between Appendix 1 and the other Appendices, Appendix 1 shall prevail

If and to the extent that there is any conflict between a provision of this Agreement and a provision of a PA the provision in this Agreement shall prevail.

3.	In case CHC shall be in breach of any of its obligations under this Agreement and such breach has not been cured within thirty (30) days of Agusta providing written notice to CHC of such breach, Agusta shall have the right to terminate this Agreement at any time prior to its natural expiry.

4.	Any Amendment required to this Agreement shall be effective when agreed in writing between the Parties.

5.	The failure of either Party at any time to require performance of the other Party for any provision of this Agreement shall not affect in any way the full right to require such performance at any time thereafter, nor shall the waiver by either Party of a breach of the same or any other such provisions, constitute a waiver of the provision itself.

6.	This Agreement is construed and governed according to Italian law.

7.	Any dispute concerning the validity, interpretation, performance or breach of this Agreement which the Parties can not amicably compose shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed one by the CHC, one by Agusta and the third one by the first two arbitrators, or, failing to reach an agreement, by the International Chamber of Commerce, as provided by said Rules.

The arbitration shall be held in Milan.

8.	Any notice given hereunder shall be in writing by facsimile or through registered mail.

The following address shall be used for AGUSTA

AGUSTA Spa

Via G. Agusta, 520

21017 CASCINA COSTA DI SAMARATE

Varese – Italy

Attention: Contracts Management

Facsimile: +39 0331 229930

The following address shall be used for CHC.

CHC HELICOPTERS INTERNATIONAL INC.

4740 AGAR DRIVE

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RICHMOND, BRITISH COLUMBIA

CANADA, V7B 1A3

Attention: Director (Contracts)

Facsimile: +1 604 232 8359

9.	CHC shall not assign the benefits and obligations of this Agreement without the written consent of Agusta. CHC shall have the right to novate or assign any PA by way of security or otherwise, to one or more third party lenders or any affiliates or subsidiaries of CHC only in connection with the financing of an AW139 helicopter.

10.	All communications between the Parties in relation to this Agreement shall be in the English language.

[The remainder of this page is left intentionally blank.]

11.	With exception for the existence of this Agreement, the parties hereby agree that neither party shall disclose to any third party the contents of this Agreement without the prior written approval of the other party unless required by applicable laws and regulations; provided that, each party may make such disclosures on a confidential basis to its financial and legal advisors as may be required in the performance of this Agreement.

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IN WITNESS WHEREOF, the Parties agree to this Agreement as of the date first set forth above.

Agusta S.p.A.	CHC Helicopters International Inc.

By:	By:

Title:	Title:

Date:	Date:

Witness	Witness:

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APPENDIX 1

AW139 Standard configuration

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STANDARD CONFIGURATION (EASA / ENAC / FAA IFR CONFIGURATION)

THF139-0607-1

a)	AIRFRAME:

•	Aluminum alloy fuselage

•	Polycarbonate Windshields

•	Overhead cockpit windows

•	Lower cockpit windows

•	Cockpit ram air adjustable outlets

•	Forced fan ventilation

•	Bleed air heater and defroster with air noise suppressions

•	Heated Pitot tubes (2) with Pilot heat failure warning (2)

•	Heated static intakes (2)

•	One cockpit and one pilot cabin fire extinguisher

•	Pilot doors (2) with push-out emergency exit window (with “storm window” on pilot side)

•	Plug in sliding doors (2) for passengers cabin access with four locking latches

•	Six cabin push-out emergency exit windows (two on each passenger cabin door)

•	Baggage compartment with 2 lockable baggage compartment doors, LH & RH side.

•	Baggage compartment cargo tie-down fittings

•	Wheeled retractable tricycle landing gear (two wheels on nose gear and brakes on main landing gear)

•	Structural provisions for nose landing gear doors

•	Landing gear mooring

•	Upper deck mooring provisions

•	Hoisting and jacking fittings

•	Tail boom and vertical fin

•	Stabilizers with composite “winglets”

•	Pilot and copilot windshield wipers

•	Maintenance steps for access to upper deck on both sides

•	Upper deck cowlings (one front forward sliding, two side opening for engine access)

•	Steps for cockpit access

•	Anti-vibration masses (2) under cabin floor

b)	ROTORS AND CONTROLS:

•	Fully articulated Main Rotor (M/R) with five composite blades, five elastomeric bearings and five hydraulic dampers

•	Rotating M/R flight controls Main rotor hub beanie

•	Three main dual servo actuators

•	Fully articulated Tail Rotor (T/R) with four composite blades, four elastomeric bearings and four elastomeric dampers

•	Rotating T/R flight controls One T/R dual servo actuator Force trim system

•	Pilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Copilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Dual digital 3-axis linear actuators Rotor brake

•	Provision for main rotor tracking (magnetic pick-up)

CFA October 2007	Page 18	Contract Number 160507

c)	ELECTRICAL SYSTEMS:

•	DC primary power generation: 28 V DC regulated voltage provided by two independent 300 A starter generators

•	DC External Power Receptacle

•	Two Nickel-Cadmium Batteries: one 40 Ah main battery plus one 13 Ah auxiliary battery

•	DC Starter Generator Control Units (2)

•	Navigation lights (3)

•	Anticollision light

•	External emergency landing lights on the sponsons (2) Fixed landing/taxi lights on the sponsons (2)

•	Rotating/ retracting landing light

•	Baggage compartment lighting (3) and smoke sensor

d)	TRANSMISSION DRIVE SYSTEM AND HYDRAULIC SYSTEM:

•	Main transmission with two direct drive engine inputs

•	Three main transmission chip detectors/debris collectors with burning capability - Two freewheel units

•

Four strut rods for upper deck attachment and one anti—torque plate Intermediate gearbox with sight gauge and magnetic drain plug/chip detector Tail gearbox with sight gage and magnetic drain plug/chip detector

•	Dual independent, redundant hydraulic systems

•	Two hydraulic Power Control Modules (PCMs)

•	Three main transmission driven hydraulic mechanical pumps for controls, landing gear and wheel

•	brake actuation

•	One electrical pump for control checks on ground (engines off) Air conditioning compressor quill

e)	POWER PLANT & FUEL SYSTEM:

•	Two Pratt & Whitney Canada PT6C-67C engines

•	Two independent FADEC systems (one on each engine) with autostart and engine control functions for normal, emergency and training operations Two magnetic chip detectors

•	Two integrated and independent engine oil coolers Separate firewall protection for each engine

•	Fire detection system

•	Fire extinguisher system (2 bottles)

•	Engine exhausts and ejectors

•	Two independent crashworthy fuel cells

•	Two supply pumps on engines

•	Two booster pumps submerged in fuel tanks

•	Two fuel filter assemblies

•	Two engine back—up controls, mechanical and electrical Two manual engine start and ignition systems

CFA October 2007	Page 19	Contract Number 160507

f)	STANDARD AVIONICS PACKAGE:

•	1st PFD (Pilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd PFD (Copilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	1st MFD (Pilot Multifuncion Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd MFD (Copilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	One Electronic Standby Instrument System (ESLS) (attitude, aitspeed, altitude, vertical speed, compass, and ILS data)

•	Two Attitude and Heading Reference Systems (AHRSs)

•	Two Air Data Modules (ADMs)

•	Two flux valves

•	Two Display Controllers (DCs)

•	Two Cursor Control Devices (CCDs)

•	One Reversion Control Panel (RCP)

•	One Display Dimming Control Panel (DCP)

•	One Stability Augmentation System (SAS) control panel

•	Two Remote Instrument Controllers (RICs)

•	Two Modular Avionic Units (MAUs) incorporating the following major subsystems and/or functions:

•	Vehicle Monitoring System — VMS (dual)

•	Monitor Warning System — MWS (dual)

•	Aural Warning Generator — AWG (single)

•	Central Maintenance Computer — CMC (single)

•	3—Axis Digital Automatic Flight Control System— DAFCS (dual) with autotrim function

•	Provision for CVR/FDR data interface (single)

•	Flight Director System (dual)

•	Pilot and copilot microphone and headset

•	Pilot and Copilot interphone control (cyclic grip and floor switches)

•	La Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One VOR/LOC/GS/MB

•	Right Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One Mode—S diversity transponder

•	One VOR/LOC/GS/MB

•	One ADF

•	One DME

•	Two pedestal mounted MCDUs (Multi Control Function Display Units)

•	1st Radar Altimeter (RT — 300)

CFA October 2007	Page 20	Contract Number 160507

•	2nd Radar Altimeter System (RT — 300)

•	Emergency Locator Transmitter (ELT — 121.5/243/406 MHz)

•	One Flight Guidance Controller

•	Honeywell GPS module with Flight Plan Management System (FPMS)

•	Pilot and copilot digital audio panels with remote ICS audio port for ground operation Pilot clock (digital)

•	Copilot clock (digital)

•	One magnetic compass

•	One Outside Air Temperature indicator

•	Two Master Warning Lights (MWLs)

•	Two Master Caution Lights (MCLs)

•	Engine 1 Fire Light

•	Engine 2 Fire Light

•	Baggage compartment smoke detector light

•	Dual electrical power connection for CVR/FDR (FAA requirement compliant)

•	Cockpit Voice Recorder & Flight Data Recorder (CVR/FDR) with Underwater Locator Beacon (ULB)

g)	INTERIOR TRIM:

•	Cabin, cockpit and baggage compartment utility finishing interior Pilot/ Copilot crashworthy seats (with inertial reels and safety belts) Cockpit dome/storm light

•	Cockpit utility lights (2)

•	28V DC cockpit/cabin power outlet

•	Cockpit panel sun-glare shields

•	Overhead cockpit windows sun shades

•	Floor provisions for 15-seat configuration

•	Fluorescent lighted emergency exit signs

h)	EXTERIOR PAINTING:

•	Two color polyurethane painting in accordance with Agusta standard painting scheme

Miscellaneous

•	Covers and flags: engine exhaust pipes (2), engine air inlets (2) and Pitot tubes (2), battery connector warning flag (I)

•	Manuals: aircraft log, engines operations, flight and maintenance and overhaul, illustrated parts catalogue

•	Tie down—assemblies for main rotor blades (5)

•	Tail rotor blades flapping block (I)

•	Main rotor blade sock pole (1)

•	Main landing gear wheel chocks (2)

•	Main rotor balance and tracking chart, tail rotor balance chart

•	Nose landing gear center pin (1) and landing gear handle locking pin (1)

•	Jacking dome assy (1)

•	Tow bar (1)

•	Loose equipment bag (1)

CFA October 2007	Page 21	Contract Number 160507

APPENDIX 2

AW139 Offshore completion

CFA October 2007	Page 22	Contract Number 160507

STANDARD CONFIGURATION (EASA / ENAC / FAA IFR CONFIGURATION)

THF139-0607-1

a)	AIRFRAME:

•	Aluminum alloy fuselage

•	Polycarbonate Windshields

•	Overhead cockpit windows

•	Lower cockpit windows

•	Cockpit ram air adjustable outlets

•	Forced fan ventilation

•	Bleed air beater and defroster with air noise suppressions Heated Pitot tubes (2) with Pilot heat failure warning (2) Heated static intakes (2)

•	One cockpit and one pilot cabin fire extinguisher

•	Pilot doors (2) with push-out emergency exit window (with “storm window” on pilot side)

•	Plug in sliding doors (2) for passengers cabin access with four locking latches

•	Six cabin push-out emergency exit windows (two on each passenger cabin door)

•	Baggage compartment with 2 lockable baggage compartment doors, LH & RH side.

•	Baggage compartment cargo tie-down fittings

•	Wheeled retractable tricycle landing gear (two wheels on nose gear and brakes on main landing gear)

•	Structural provisions for nose landing gear doors Landing gear mooring

•	Upper deck mooring provisions

•	Hoisting and jacking fittings

•	Tail boom and vertical fin

•	Stabilizers with composite “winglets”

•	Pilot and copilot windshield wipers

•	Maintenance steps for access to upper deck on both sides

•	Upper deck cowlings (one front forward sliding, two side opening for engine access)

•	Steps for cockpit access

•	Anti-vibration masses (2) under cabin floor

b)	ROTORS AND CONTROLS:

•	Fully articulated Main Rotor (M/R) with five composite blades, five elastomeric bearings and five hydraulic dampers

•	Rotating M/R flight controls - Main rotor hub beanie

•	Three main dual servo actuators

•	Fully articulated Tail Rotor (T/R) with four composite blades, four elastomeric bearings and four elastomeric dampers

•	Rotating T/R flight controls - One T/R dual servo actuator Force trim system

•	Pilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Copilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Dual digital 3-axis linear actuators - Rotor brake

•	Provision for main rotor tracking (magnetic pick-up)

c)	ELECTRICAL SYSTEMS:

•	DC primary power generation: 28 V DC regulated voltage provided by two independent 300 A starter generators

CFA October 2007	Page 23	Contract Number 160507

•	DC External Power Receptacle

•	Two Nickel-Cadmium Batteries: one 40 Alt main battery plus one 13 Ah auxiliary battery

•	DC Starter Generator Control Units (2)

•	Navigation lights (3)

•	Anticollision light

•	External emergency landing lights on the sponsons (2) Fixed landing/taxi lights on the sponsons (2)

•	Rotating/ retracting landing light

•	Baggage compartment lighting (3) and smoke sensor

d)	TRANSMISSION / DRIVE SYSTEM AND HYDRAULIC SYSTEM:

•	Main transmission with two direct drive engine inputs

•	Three main transmission chip detectors/debris collectors with burning capability - Two freewheel units

•

Four strut rods for upper deck attachment and one anti—torque plate Intermediate gearbox with sight gauge and magnetic drain plug/chip detector Tail gearbox with sight gage and magnetic drain plug/chip detector

•	Dual independent, redundant hydraulic systems

•	Two hydraulic Power Control Modules (PCMs)

•	Three main transmission driven hydraulic mechanical pumps for controls, landing gear and wheel

•	brake actuation

•	One electrical pump for control checks on ground (engines off) Air conditioning compressor quill

e)	POWER PLANT & FUEL SYSTEM:

•	Two Pratt & Whitney Canada PT6C-67C engines

•	Two independent FADEC systems (one on each engine) with autostart and engine control

•	functions for normal, emergency and training operations Two magnetic chip detectors

•	Two integrated and independent engine oil coolers Separate firewall protection for each engine

•	Fire detection system

•	Fire extinguisher system (2 bottles)

•	Engine exhausts and ejectors

•	Two independent crashworthy fuel cells

•	Two supply pumps on engines

•	Two booster pumps submerged in fuel tanks

•	Two fuel filter assemblies

•	Two engine back—up controls, mechanical and electrical

•	Two manual engine start and ignition systems

f)	STANDARD AVIONICS PACKAGE:

•	1st PFD (Pilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

CFA October 2007	Page 24	Contract Number 160507

•	2nd PFD (Copilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	1st MFD (Pilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd MFD (Copilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	One Electronic Standby Instruments System (ESIS) (attitude, airspeed, altitude, vertical speed, compass, and ILS data)

•	Two Attitude and Heading Reference Systems (Mins)

•	Two Air Data Modules (ADMs)

•	Two flux valves

•	Two Display Controllers (DCs)

•	Two Cursor Control Devices (CCDs)

•	One Reversion Control Panel (RCP)

•	One Display Dimming Control Panel (DCP)

•	One Stability Augmentation System (SAS) control panel

•	Two Remote Instrument Controllers (RICs)

•	Two Modular Avionic Units (MAUs) incorporating the following major subsystems and/or functions:

•	Vehicle Monitoring System — VMS (dual)

•	Monitor Warning System — MWS (dual)

•	Aural Warning Generator — AWG (single)

•	Central Maintenance Computer — CMC (single)

•	3—Axis Digital Automatic Flight Control System — DAFCS (dual) with autotrim function

•	Provision for CVR/FDR data interface (single)

•	Flight Director System (dual)

•	Pilot and copilot microphone and headset

•	Pilot and Copilot interphone control (cyclic grip and floor switches)

•	Left Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm_

•	One VOR/LOCJGS/MB

•	Right Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One Mode—S diversity transponder

•	One VOR/LOC/GS/M13

•	One ADF

•	One DME

•	Two pedestal mounted MCDUs (Multi Control Function Display Units)

•	1st Radar Altimeter (RT — 300)

•	2nd Radar Altimeter System (RT — 300)

•	Emergency Locator Transmitter (ELT — 121.5/243/406 MHz)

•	One Flight Guidance Controller

CFA October 2007	Page 25	Contract Number 160507

•	Honeywell GPS module with Flight Plan Management System (FPMS)

•	Pilot and copilot digital audio panels with remote ICS audio port for ground operation Pilot clock (digital)

•	Copilot clock (digital)

•	One magnetic compass

•	One Outside Air Temperature indicator

•	Two Master Warning Lights (41WLs)

•	Two Master Caution Lights (MCLs)

•	Engine I Fire Light

•	Engine 2 Fire Light

•	Baggage compartment smoke detector light

•	Dual electrical power connection for CVR/FDR (FAA requirement compliant)

•	Cockpit Voice Recorder & Flight Data Recorder (CVR/FDR) with Underwater Locator Beacon (ULT))

g)	INTERIOR TRIM:

•	Cabin, cockpit and baggage compartment utility finishing interior Pilot/ Copilot crashworthy seats (with inertial reels and safety belts) Cockpit dome/storm light

•	Cockpit utility lights (2)

•	28V DC cockpit/cabin power outlet

•	Cockpit panel sun-glare shields

•	Overhead cockpit windows sun shades

•	Floor provisions for 15-seat configuration

•	Fluorescent lighted emergency exit signs

h)	MISCELLANEOUS

•	Covers and flags: engine exhaust pipes (2), engine air inlets (2) and Pitot tubes (2), battery connector warning flag (I)

•	Manuals: aircraft log, engines operations, flight and maintenance and overhaul, illustrated parts catalogue

•	Tie down—assemblies for main rotor blades (5)

•	Tail rotor blades flapping block (1)

•	Main rotor blade sock pole (1)

•	Main landing gear wheel chocks (2)

•	Main rotor balance and tracking chart, tail rotor balance chart

•	Nose landing gear center pin (1) and landing gear handle locking pin (1)

•	Jacking dome assy (1)

•	Tow bar (1)

•	Loose equipment bag (1)

i)	OFFSHORE INTERIOR TRIM

•	12 Padded Crashworthy Pax Seats

j)	AGUSTA INSTALLED PROVISIONS:

•	4-Axis autopilot

•	TCAS I

CFA October 2007	Page 26	Contract Number 160507

•	VHF/FM Tactical radio NAT NPX 138

•	Weather/Search Radar Honeywell Primus 660

•	Auxiliary Fuel Tanks

•	Cargo hook

•	Emergency Floats

•	Rescue Hoist Breeze

•	EGPWS

•	Pax door stop in full open position

k)	EQUIPMENT INSTALLED BY AGUSTA

•	Locked Sliding Windows on pilot/copilot side

CFA October 2007	Page 27	Contract Number 160507

MISSION EQUIPMENT INSTALLED

a)	CUSTOMER REQUIRED CONFIGURATION EQUIPMENT INSTALLED BY AGUSTA OR CHC

•	ADELT (Automatic Deployable ELT w/ Nay interface w/ GPS) Additional strobe light on the sponsons

•	Additional under fuselage anti-collision strobe light

•	HEELS

•	HUMS

•	TCAS 1 (removable parts)

•

VHF/FM Tactical radio NAT NPR 138 (removable parts) + TH250 Weather/Search Radar Honeywell Primus 660 (removable part) Approach Plates Chart Holders Lighted for both pilot/copilot Auxiliary Fuel Tanks 132 USGaI (removable parts)

•	Emergency Floats (removable parts)

•	Life Rafts (2) up to 17 passengers each

•	Baggage Load increase to 300 Kg

•	EGPWS (removable part)

•	HOMP

•	Separate 4 Points Seat Belts

•	Main Battery M3 44 A/h

•	Steel Ejector Ducts

b)	PAINTING

•	Customized painting scheme

CFA October 2007	Page 28	Contract Number 160507

Table 1: Prices for Customer required Configuration Equipment (removable) installed by Agusta or CHC

Y/N*	DESCRIPTION	Q/TY	PRICES 2007	PRICES 2008	PRICES 2009
	Additional Equipment		USD	USD	USD
	Customized external Paint Scheme	1	***	***	***
	ADELT (Automatic Deployable ELT w/Nav interface w/GPS	1	***	***	***
	Additional strobe light on the sponsors	SET	***	***	***
	Additional under fuselage anticollision strobe light	1	***	***	***
	BGPWS (removable part)	1	***	***	***
	HOMP	1	***	***	***
	HEELS (Helicopter Emergency Exit Lighting System)	SET	***	***	***
	HUMS (Health & Usage Monitoring System)	SET	***	***	***
	TCAS I Bendix King (KTA-970 model)	1	***	***	***
	VHF/FM Tactical radio NAT NFX 138 + TH250 control panel	1	***	***	***
	Weather Radar Honeywell Primus 550	1	***	***	***
	4 Points Seat Belts	2	***	***	***
	44AH Battery installation (in lieu of 40 AH)	SET	***	***	***
	Steel Exhaust Ducts	2	***	***	***
	Approach Plates Chart Holders Lighted for both pilot/copilot	1	***	***	***
	Auxiliary Fuel Tanks 132 USGal	1	***	***	***
	Emergency Floats (removable parts)	SET	***	***	***
	Life Rafts (2) up to 17 passenger each	2	***	***	***
	Baggage load capacity increase to 300 Kg.	1	***	***	***
	TOTAL ADDITIONAL EQUIPMENT	USD	***	***	***

*	Yes/No: Upon CHC selection Agusta to install or CHC to complete by itself

CFA October 2007	Page 29	Contract Number 160507

APPENDIX 3

AW139 EMS completion

CFA October 2007	Page 30	Contract Number 160507

STANDARD CONFIGURATION (EASA / ENAC / FAA IFR CONFIGURATION)

THF139-0607-1

a)	AIRFRAME:

•	Aluminum alloy fuselage

•	Polycarbonate Windshields

•	Overhead cockpit windows

•	Lower cockpit windows

•	Cockpit ram air adjustable outlets

•	Forced fan ventilation

•	Bleed air heater and defroster with air noise suppressions

•	Heated Pitot tubes (2) with Pitot heat failure warning (2)

•	Heated static intakes (2)

•	One cockpit and one pilot cabin fire extinguisher

•	Pilot doors (2) with push-out emergency exit window (with “storm window” on pilot side)

•	Plug in sliding doors (2) for passengers cabin access with four locking latches

•	Six cabin push-out emergency exit windows (two on each passenger cabin door)

•	Baggage compartment with 2 lockable baggage compartment doors, LH & RH side.

•	Baggage compartment cargo tie-down fittings

•	Wheeled retractable tricycle landing gear (two wheels on nose gear and brakes on main landing gear)

•	Structural provisions for nose landing gear doors

•	Landing gear mooring

•	Upper deck mooring provisions Hoisting and jacking fittings

•	Tail boom and vertical fin

•	Stabilizers with composite “winglets”

•	Pilot and copilot windshield wipers

•	Maintenance steps for access to upper deck on both sides

•	Upper deck cowlings (one front forward sliding, two side opening for engine access)

•	Steps for cockpit access

•	Anti-vibration masses (2) under cabin floor

b)	ROTORS AND CONTROLS:

•	Fully articulated Main Rotor (M/R) with five composite blades, five elastomeric bearings and five hydraulic dampers

•	Rotating M/R flight controls - Main rotor hub beanie

•	Three main dual servo actuators

•	Fully articulated Tail Rotor (T/R) with four composite blades, four elastomeric bearings and four elastomeric dampers

•	Rotating T/R flight controls

•	One T/R dual servo actuator - Force trim system

•	Pilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Copilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Dual digital 3-axis linear actuators - Rotor brake

•	Provision for main rotor tracking (magnetic pick-up)

CFA October 2007	Page 31	Contract Number 160507

c)	ELECTRICAL SYSTEMS:

•	DC primary power generation: 28 V DC regulated voltage provided by two independent 300 A starter generators

•	DC External Power- Receptacle

•	Two Nickel-Cadmium Batteries: one 40 Ali main battery plus one 13 Ah auxiliary battery

•	DC Starter Generator Control Units (2)

•	Navigation lights (3)

•	Anticollision light

•	External emergency landing lights on the sponsons (2) Fixed landing/taxi lights on the sponsons (2)

•	Rotating/ retracting landing light

•	Baggage compartment lighting (3) and smoke sensor

d)	TRANSMISSION / DRIVE SYSTEM AND HYDRAULIC SYSTEM:

•	Main transmission with two direct drive engine inputs

•	Three main transmission chip detectors/debris collectors with burning capability

•	Two freewheel units

•	Four strut rods for upper deck attachment and one anti-torque plate

•	Intermediate gearbox with sight gauge and magnetic drain plug/chip detector

•	Tail gearbox with sight gage and magnetic drain plug/chip detector

•	Dual independent, redundant hydraulic systems Two hydraulic Power Control Modules (PCMs)

•	Three main transmission driven hydraulic mechanical pumps for controls, landing gear and wheel brake actuation

•	One electrical pump for control checks on ground (engines off)

•	Air conditioning compressor quill

e)	POWER PLANT & FUEL SYSTEM:

•	Two Pratt & Whitney Canada PT6C-67C engines

•	Two independent FADEC systems (one on each engine) with autostart and engine control functions for normal, emergency and training operations

•	Two magnetic chip detectors

•	Two integrated and independent engine oil coolers Separate firewall protection for each engine

•	Fire detection system

•	Fire extinguisher system (2 bottles)

•	Engine exhausts and ejectors

•	Two independent crashworthy fuel cells

•	Two supply pumps on engines

•	Two booster pumps submerged in fuel tanks

•	Two fuel filter assemblies

•	Two engine back—up controls, mechanical and electrical Two manual engine start and ignition systems

CFA October 2007	Page 32	Contact Number 160507

f)	STANDARD AVIONICS PACKAGE:

•	1st PFD (Pilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd PFD (Copilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visuali7•tion of flight and navigation data

•	1st MFD (Pilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd MFD (Copilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	One Electronic Standby Instrument System (ESIS) (attitude, airspeed, altitude, vertical speed, compass, and IIS data)

•	Two Attitude and Heading Reference Systems (AIIRSs)

•	Two Air Data Modules (ADMs)

•	Two flux valves

•	Two Display Controllers (DCs)

•	Two Cursor Control Devices (CCDs)

•	One Reversion Control Panel (RCP)

•	One Display Dimming Control Panel (DCP)

•	One Stability Augmentation System (SAS) control panel

•	Two Remote Instrument Controllers (RICs)

•	Two Modular Avionic Units (MAUs) incorporating the following major subsystems and/or functions:

•	Vehicle Monitoring System — VMS (dual)

•	Monitor Warning System — MWS (dual)

•	Aural Warning Generator — AWG (single)

•	Central Maintenance Computer — CMC (single)

•	3—Axis Digital Automatic Flight Control System — DAFCS (dual) with autotrim function

•	Provision for CVR/FDR data interface (single)

•	Flight Director System (dual)

•	Pilot and copilot microphone and headset

•	Pilot and Copilot interphone control (cyclic grip and floor switches)

•	Left Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One VOR/1.0C/GS/MB

•	Right Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One Mode—S diversity transponder

•	One VOR/LOC/GS/MB

•	One ADF

•	One DME

•	Two pedestal mounted MCDUs (Multi Control Function Display Units)

CFA October 2007	Page 33	Contract Number 160507

•	1st Radar Altimeter (RT — 300)

•	2nd Radar Altimeter System (RT — 300)

•	Emergency Locator Transmitter (ELT — 121.5/243/406 MHz)

•	One Flight Guidance Controller

•	Honeywell GPS module with Flight Plan Management System (FPMS)

•	Pilot and copilot digital audio panels with remote ICS audio port for ground operation Pilot clock (digital)

•	Copilot clock (digital)

•	One magnetic compass

•	One Outside Air Temperature indicator

•	Two Master Warning Lights (MWLs)

•	Two Master Cluttion Lights (MCLs)

•	Engine I Fire Light

•	Engine 2 Fire Light

•	Baggage compartment smoke detector light

•	Dual electrical power connection for CVR/FDR (FAA requirement compliant)

•	Cockpit Voice Recorder & Flight Data Recorder (CVR/FDR) with Underwater Locator Beacon (ULB)

g)	INTERIOR TRIM:

•	Cabin, cockpit and baggage compartment utility finishing interior Pilot/ Copilot crashworthy seats (with inertial reels and safety belts) Cockpit dome/storm light

•	Cockpit utility lights (2)

•	28V DC cockpit/cabin power outlet

•	Cockpit panel sun-glare shields

•	Overhead cockpit windows sun shades

•	Floor provisions for 15-seat configuration

•	Fluorescent lighted emergency exit signs

h)	MISCELLANEOUS

•	Covers and flags: engine exhaust pipes (2), engine air inlets (2) and Pitot tubes (2), battery connector warning flag (1)

•	Manuals: aircraft log, engines operations, flight and maintenance and overhaul, illustrated parts catalogue

•	Tie down-assemblies for main rotor blades (5)

•	Tail rotor blades flapping block (1)

•	Main rotor blade sock pole (1)

•	Main landing gear wheel chocks (2)

•	Main rotor balance and tracking chart, tail rotor balance chart

•	Nose landing gear center pin (1) and landing gear handle locking pin (1)

•	Jacking dome assy (1)

•	Tow bar (1)

•	Loose equipment bag (1)

i)	EMS INTERIOR TRIM

•	Cabin basic EMS settlement

CFA October 2007	Page 34	Contract Number 160507

•	Standard ceiling EMS unit with cabin lights

•	Heavy duty EMS floor (longitudinal) - without drainage holes

•	EMS electrical system

•	Floor and ceiling attachment points

•	Equipment rails in ceiling unit

•	Oxygen distribution System (piping flash with liner)

•	IV Hooks (part of ceiling unit)

•	ICS iaw with Australian solution

•	Shelf in Auxiliary Fuel Tank Area (Australian solution) - without inverter

•	Auxiliary Role battery

•	One high (1) density padded crashworthy utility passenger seats (with inertia reels and safety belts) aft facing

•	Three (3) medical seats swiveling and tracking (LH/RH)

•	Baggage retaining net (qt. 2)

j)	PROVISIONS INSTALLED BY AGUSTA:

•	Night sun search light SX-16

•	Auxiliary fuel tank

•	Search /weather radar primus 701

•	EOPWS Mark XXII

•	Rescue hoist - Breeze

•	Radio Wulfsberg Flexcom II - v/uhf am/fin Multiband - Cockpit/Cabin Separation Curtain

•	Moving Map EuroNav IV

•	Emergency Floats

•	Fastroping - External (on right side)

•	TCAS 1

k)	EQUIPMENT INSTALLED BY AGUSTA

•	NVG Compatibility (Cockpit)

•	Locked Sliding Windows on pilot/copilot side

CFA October 2007	Page 35	Contract Number 160507

MISSION EQUIPMENT INSTALLED

a)	CUSTOMER REQUIRED CONFIGURATION EQUIPMENT INSTALLED BY AGUSTA OR CHC

•	Wire strike protection system

•	Windshield washing system

•	Night sun search light SX-16 (installation)

•	Night sun search light SX-16 1R filter

•	Auxiliary fuel tank (installation)

•	Pilot/copilot alternative adjustable seats

•	Rappelling kit (including tie-down fitting on FRAME STA3900 / STA5700)

•	High visibility main rotor blades

•	Search/weather radar primus 701 (installation)

•	Emergency flotation system (installation) with hardcovers

•	Rescue hoist —Breeze (installation)

•	TCAS I

•	Direction finder Chehon DF 935-2 SATCOM SkyConnect

•	Radio Wulfsberg Flexcom II - v/uhf am/fm Multiband (installation)

•	Approach Plates Chart Holders Lighted for both pilot/copilot

•	2nd Transponder Mode S

•	Baggage compartment Load increase from 200 kg to 300 kg

•	Lockable Fuel Cap (in lieu of standard)

•	Pedestal Extension (intermediate)

•	Moving Map EuroNav IV (removables) - 5th Display

•	DMU (Data Management Unit

•	44 ah Battery Installation (in lieu of 40 ah)

•	27ah Battery Installation (in lieu of 13 ah) - Surrounding Passenger Lights (LH/RH)

•	Strobe Lights on Sponsons

•	Glass Windshield (in lieu of standard) - 2nd GPS

•	Steel Ejector Duets

•	EGPWS Mark XXII

b)	PAINTING

•	Customized painting scheme

CFA October 2007	Page 36	Contract Number 160507

Table 1: Prices for Customer required Configuration Equipment (removables) installed by Agusta or CHC

Y/N*	DESCRIPTION	QTY	PRICES 2007	PRICES 2008	PRICES 2009
	Additional Equipment		USD	USD	USD
	Wire Strike Protection	1 SET	***	***	***
	Windshield Washing System	1 SET	***	***	***
	Pilot/Copilot adjustable seats (delta price)	2	***	***	***
	Rappelling system (LH/RH), including tie-down fitting on Frame STA3900 I sta5700		***	***	***
	High visibility main rotor blades	5	***	***	***
	Customized external Paint Scheme	1	***	***	***
	Weather/Search Radar Honeywell Primus 701	1	***	***	***
	Emergency Floats removable parts (with Kevlar covers)	1 SET	***	***	***
	Rescue Hoist Breeze 600 lbs removable parts	1 SET	***	***	***
	TCAS I Bendix King (KTA-970 model)	1	***	***	***
	Direction Finder Chelton 935-2	1	***	***	***
	Iridium SATCOM SkyConnect	SET	***	***	***
	Approach Plates Chart Holders Lighted for both pilot/copilot	1	***	***	***
	2nd Transponder XS-856A Honeywell, including 2 Antennas - Dome & Margolin		***	***	***
	Baggage reinforced (to 300 kg)	1	***	***	***
	Lockable fuel Cap (in lieu of std Fuel Cap)	11	***	***	***
	Pedestal extension Equipment		***	***	***
	Moving Map EURONAV TV - Euroavionics with std aeronautical charts	1	***	***	***
	5th Display standalone in cockpit	1	***	***	***
	DMU (Data Management Unit) Honeywell	1	***	***	***
	44AH Battery installation (in lieu of 40 AH)	SET	***	***	***
	27AH Battery installation (in lieu of 13 AH)	SET	***	***	***
	Extimal Surrounding Passenger Lights (LH/RH)	SET	***	***	***
	Auxiliary Fuel Tanks 132 USGaI	1	***	***	***
	Additional strobe light on the sponsons	SET	***	***	***
	Glass windshield (in lieu of std)		***	***	***
	Steel Exhaust Ducts		***	***	***
	2nd GPS CMC-3024 (CMC Electronics / Marconi)	1	***	***	***
	Night sun search light SX-16 Spectrolab removable parts	1 SET	***	***	***
	Night sun search light SX-16 IR filter	SET	***	***	***
	Flexcomm II multiband radio V/UHF RT5000	1	***	***	***
	EGPWS	1	***	***	***
	TOTAL ADDITIONAL EQUIPMENT	USD	***	***	***

*	Yes / No: Upon CHC selection Agusta to install or CHC to complete by itself

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APPENDIX 4

CHC completions

CHC may at its option elect to take delivery of a Standard Configuration helicopter and perform the Completion Activities (as listed and defined under Table 1 of Appendix 2: AW139 Offshore Completion and Table 1 of Appendix 3: AW139 EMS Completion) required for Offshore or EMS Configuration AW139 helicopter itself either complete or partly complete starting from June 1, 2009.

In case CHC elects to install Agusta Technical Bulletins, then this activity is dependent on the availability of such Technical Bulletin, which are published on the Agusta website. Technical Bulletins shall be managed between Agusta and CHC under a separate contract, allowing CHC to introduce the completion of the relevant configurations. The separate contract will cover policy guidelines to be able to exchange specific engineering interface data and the necessary technical coordination assistance, if so agreed and deemed required by the Parties, to allow CHC in performing the completion activities.

Agusta shall ensure that all the required Technical Bulletins, in Appendix 2 and Appendix 3, shall be made available, by 1’ quarter 2009, to CHC prior the completion work being commenced by CHC. The Technical Bulletins will be updated and amended as required per Agusta standard practice.

If CHC introduces any modification to the completions, these modifications shall not interface nor affect the Honeywell Primus Epic System and will not use any Agusta parts nor Agusta part numbers (i.e.. for STC, Engineering Orders or other recognized EASA/FAA document for installation on the AW139 helicopter).

Agusta accepts no liability in relation to the work performed by CHC under this Agreement. CHC hereby indemnifies Agusta against any and all claims from any party in relation to such work. Agusta grants no warranty in relation to the work performed by CHC, as well as any impact thereto to the unmodified part of the helicopter.

Any Intellectual Property (“IP”) required to perform the Offshore and EMS completions will be made available by Agusta to CHC. Such IF shall remain the property of Agusta and shall be used by CHC only for the purposes of CHC performing the completions of the AW 139 helicopter for Offshore or EMS purchased under this Framework Agreement and the previous Framework Agreement dated 25 April 2005, provided such aircraft are not sold to any third party other than for the purposes of refinancing.

Intellectual Property (“IP”) shall mean any and all information and technical data, whether transmitted or disclosed in oral, written, printed, or electronic format, including, but not limited to: product drawings, technical reports and specifications, software, patent submissions, patents, inventions, training materials, techniques, and procedures owned by Agusta, whether or not subject to copyright, patent or other legal protection.

The [P shall be provided free of charge by Agusta, safe CHC shall pay Agusta reasonable cost related to copying charges and the like related to such IP. CHC shall ensure that CHC shall not

CFA October 2007	Page 38	Contract Number 160507

disclose the IP to any third party without Agusta’s prior written approval. Should Agusta provide its approval of disclosure, CHC shall ensure that any such disclosure is undertaken under a suitable non-disclosure agreement to be approved by Agusta.

Agusta warrants that the provisions for Completions shall have no further cost to CHC associated therewith.

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APPENDIX 5

Exit from the Aircraft Assurance Plans (“AAPs”) and from the Complete Overhaul and Material Programs (“COMPs”, and together with the AAPs, the “Programs”) for CHC AW139 Helicopters purchased under this Framework Agreement and the previous Framework Agreement dated 25 April 2005 (the “Helicopters”) in conjunction with the option to select for the Components Protection Agreement (“CPA”).

1.	Termination of the Programs and Future Support

Agusta and CHC hereby agree that effective as from the signature date of this Framework Agreement (the “Termination Date”), CHC may exit from the Programs for all Helicopters and from each agreement for the Programs (the “Support Agreements”), upon providing thirty (30) days prior written notice to Agusta at any time after execution of this Agreement.

CHC will have the option to enroll the Helicopters under the Agusta CPA at an EC2007 hourly rate of *** USD/FH applicable to the Agusta standard CPA contractual terms and conditions and coverage, for a period of three (3) years from execution of this Agreement.

Should CHC elect to exercise the option of exiting the current Agusta AAP and COMP and entering concurrently the Agusta CPA, then Agusta will evaluate the AAP and COMP buy-out figure to the credit of CHC in accordance with the relevant contractual clauses and will determine the complete buy-in figure for the CPA to the debt of CHC. If after the above computation, no residual balance is due by Agusta to CHC, then the helicopter is transferred from AAP or COMP into the CPA agreement. If after the above computation, a residual balance is due by Agusta to CHC, then the helicopter is transferred from AAP or COMP into the CPA agreement and the balance is credited on CHC CPA account.

CHC will also have the option to have the Helicopters not covered under any Agusta Service Plan.

2.	Exchange Prices and Major Spares Prices

For the Helicopters’ major components, the exchange price and the exchange applicable terms and conditions, and the spares price, will be incorporated in Appendix 9, as agreed by the Parties, to this Agreement within 10 days after signing the Agreement, and are valid until June 1, 2009, to include discount structures agreed in this Agreement

3.	Delivery Service Level Agreements

AOG — Delivered DDP (INCOTERMS 2000) twenty-four (24) hours from receipt of the order by Agusta to Heli-One facility Amsterdam

Consigned Inventory — to be replenished upon use by Heli-One within seven (7) days delivered DDP (INCOTERMS 2000) upon receipt of the order by Agusta to Hell-One facility Amsterdam.

CFA October 2007	Page 40	Contract Number 160507

APPENDIX 6

Certified Agusta Overhaul Capability Centre, Certified Agusta Service

Centre and Materials Support

A. CERTIFIED OVERHAUL CAPABILITY CENTRE

Agusta shall provide a training analysis by March 31, 2008 for on-the-job training at Augusta’s facility for qualified personnel from the applicable maintenance unit of CHC in order to provide them the knowledge and skill level to overhaul the main and tail rotor transmission for the AW 139 helicopters.

The Parties will agree, based on the training analysis, further progressive steps to implement an overhaul capability starting by June 1, 2009, It is understood by the Parties that such a date can be achieved provided that CHC performs all the activities and meets the requirements necessary to be certified as an Agusta Overhaul Capability Centre by the end of 2008. CHC will be responsible for the incidental costs incurred of personnel being trained, for such items as travel, lodgings, rental car, etc.

Certification of CHC as an Agusta Overhaul Capability Centre is subject to the terms and conditions that will be specified in the Agusta Overhaul Capability Centre Agreement to be executed by the Parties. Such an Agreement shall reflect the terms and conditions set herein, and may contain necessary further additional provisions. Agusta and CHC hereby agree to establish the Overhaul Capability Center in Norway or Canada.

In order to assess the suitability of CRC’s personnel for such on-the-job-training, CHC’s personnel will be required to pass an entrance qualification test and undergo evaluation by Agusta.

For the purposes of clarification, Agusta will provide CHC the following ***:

•

twelve (12) weeks of on-the-job training for qualified personnel from the applicable maintenance unit of CHC taking into consideration the specificities of the D level maintenance of the mechanical assemblies of the AW139 helicopter. This training will concluded with a final exam for CHC) and the qualified personnel in order for CHC to be certified as a Augusta Overhaul Capability Centre;

•	the relevant drawings of the specific D level tooling of the AW139 mechanical assemblies, when applicable;

•	the Overhaul Technical Manual; and

•	the 1st audit of the AW139 maintenance capabilities as a certified Agusta Overhaul Capability Centre of CHC at no extra cost.

Upon becoming a Certified Agusta Overhaul Capability Centre, CHC will qualify for the following AW139 discounts:

Discount on parts to perform the Overhaul in-house
***%

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Upon CHC becoming a Certified Agusta Overhaul Capability Centre, Agusta shall provide the foregoing discount on parts required to overhaul AW139 helicopters owned and/or operated by CHC. Third party overhauls shall require Agusta prior written authorization.

After CHC is certified as an Agusta Overhaul Capability Center , CHC shall provide a price list to Agusta, and Agusta may evaluate this offer with regard to use CHC as an Agusta overflow Overhaul Capability Centre.

Agusta will use its best endeavours to support CHC if applicable, in negotiations with Pratt & Whitney relating to spare part discounts and licenses required for D-level overhaul capability for the PT6C-67C product.

B. CERTIFIED AGUSTA SERVICE CENTRE

Since CHC will be operating an extensive AW139 helicopter fleet on a worldwide basis, Agusta is prepared to establish CHC as certified Agusta AW139 service centre, not only providing maintenance services in-house, but also to third parties in conjunction with the execution of this Agreement. In addition (as per table below), as an Agusta Service Centre, CHC will also qualify for a ***% discount on spare parts with an Agusta part number and a ***% discount on avionic spare parts. Special to type tools with an Agusta part number will also be available at a ***% discount to CHC. Certification of CHC as a Service Centre is subject to the terms and conditions as specified in the Agusta Service Centre agreement to be executed by the Parties.

CHC is required to be, and remain, FAA and/or EASA and/or Transport Canada certified for both operations and maintenance as applicable, in order to qualify for the above mentioned service plans and to become an Agusta Service Center. As a Certified Agusta Service Center, CHC will qualify therefore for the following AW139 discounts:

New Parts & Tools Routine	New Parts & AOG	Used Parts & Routine	New Parts Avionics	Overhauled Parts
*** %	***%	***%	***%	***%

CHC and Agusta will agree after signing the Agusta Service Centre Agreement which country or region will be selected to establish the Service Center.

C. MATERIAL SUPPORT

Since CRC has demanding operational requirements, Agusta is prepared to implement a dedicated CHC maintenance stock at certain operational locations where the AW139 helicopters will be operated.

•	Low Value Items

CHC will buy low value items (less than 15.000 USD item unit price) to establish first level maintenance stocks at each operative location. Agusta will support CHC in preparing an adequate spare parts modelling analysis, based on the requirements and inputs provided by CHC, taking into consideration mission availability requirements of contracts with CHC end-customers.

CFA October 2007	Page 42	Contract Number 160507

•	High-Value Items

For certain high-value items (more than 15.000 USD item unit price), Agusta will establish a stock at appropriate locations agreed with CHC (e.g. Heli-One Global Distribution Center in Hoofddorp, Netherlands).

Agusta will provide for these high-value items an agreed stock of AW139 parts of at least US$ *** in value, from which CHC will purchase ***% of the value, established at the nominal price list to which a special discount of ***% will be applicable (the “CHC AW139 Stock”). CHC will pay for ***% of the “CHC AW139 Stock” value (US$ *** in value taking into account the special discount of ***%) each year, and after five (5) years all material will become the property of CHC.

The other part of the stock (the “Agusta Consignment AW139 Stock for CHC” — ***% of the total value) will be provided *** to CHC by Agusta at the appropriate agreed location. CHC will pay Agusta at the time of the usage of these parts, to which a special discount of ***% will be applicable.

The “Agusta Consignment AW139 Stock for CHC” will include D-level parts, with applicable discount of *** (***%), and consumables used in connection with the overhaul/repair of the components of the main and tail rotor transmission for the AW139.

CFA October 2007	Page 43	Contract Number 160507

APPENDIX 7

Purchase Agreement

CFA October 2007	Page 44	Contract Number 160507

CONTRACT

BETWEEN

CHC HELICOPTERS INTERNATIONAL INC.

AND

AGUSTA S.p.A.

Number XXX

(— Offshore or EMS —)

CFA October 2007	Contract Number 160507

LIST OF ENCLOSURES

ENCLOSURE 1:	HELICOPTER CONFIGURATION
ENCLOSURE 2:	TRAINING
ENCLOSURE 3:	TECHNICAL PUBLICATIONS
ENCLOSURE 4:	SERVICES
ENCLOSURE 5:	WARRANTY POLICY OPTIONS

CFA October 2007	Contract Number 160507

CONTRACT

By and between:

AGUSTA S.p.A., an Italian company, with a sole shareholder, having a registered office in Samarate, Cascina Costa (VA), Via Giovanni Agusta n. 520, Italy, stock capital Euro 702.537.000,00 fully paid up, number of registration at the Chamber of Commerce of Varese and Fiscal Code 02512010121, subject to the direction and coordination of Agusta Westland N.V. (herein referred to as “SELLER”)and

CHC Helicopters International Inc. a corporation organized under the laws of Canada, having a registered office at 4740 Agar Dr., Richmond, BC, Canada V7B 1A3 (hereafter ‘CHC”), (hereinafter referred to as “BUYER”), collectively referred to as “Parties”,

Whereas the BUYER wishes to purchase and the SELLER is willing to sell the under listed products and services at the terms and conditions set out in this CONTRACT and in the Framework Agreement [                    date & number to be inserted                     ] to be agreed by and between SELLER and CHC Helicopters International Inc. (hereinafter referred to as ‘Framework Agreement”).

This CONTRACT consists of the Contract terms, the General terms, Enclosure 1, Enclosure 2, Enclosure 3, Enclosure 4 and Enclosure 5. In case of any conflict, the following order of precedence shall apply in descending order: the Contract terms, the General terms, Enclosure 1, Enclosure 2, Enclosure 3, Enclosure 4 and Enclosure 5.

Now therefore the Parties agree as follows:

1.	SUPPLIES

BUYER agrees to buy and SELLER agrees to sell the following products and services (hereinafter referred to as ‘SUPPLIES”):

•	Quantity helicopter(s) model AW139 in the configuration as specified in

•	Enclosure 1 - Helicopter Configuration (hereinafter referred to as the “HELICOPTER(S)”).

•	TRAINING as per Enclosure 2 and In accordance with the Framework Agreement.

•	TECHNICAL PUBLICATIONS as per Enclosure 3.

•	SERVICES as per Enclosure 4.

CFA October 2007	Contract Number 160507

2.	PRICE

The total CONTRACT value corresponding to the price of the SUPPLIES as per Article 1 is US$        (                    ) - – Including     % discount as agreed under the Framework Agreement - as follows:

• HELICOPTER	( ) AW139 helicopter as detailed in Enclosure 1

• TRAINING	No additional charge

• TECHNICAL PUBLICATIONS	No additional charge

• SERVICES	No additional charge

3.	PAYMENT

3.1 Payment of the total CONTRACT value shall be made through direct bank transfer to the Bank designated by SELLER, against SELLER’s commercial invoices as follows:

(a)	Intermediate payment of $ ( USD) shall be made within 10 days from the date of signature of this CONTRACT.

(b)	Balance payment of $ ( USD), shall be made upon acceptance of the HELICOPTER in accordance with Article 2 of the General terms hereto.

Payments for any additional training and other benefits shall be made in accordance with the Framework Agreement. All banking costs and expenses shall be at BUYER’s charge.

4.	DELIVERY

4.1 HELICOPTER(S). equipped as provided in Enclosure 1- Helicopter Configuration, shall be scheduled for acceptance and delivery ex SELLER’s factory in                     , within (        - (                    ) months from the CONTRACT Effective Date as defined at Article 13 of the General terms hereto.

4.2	TRAINING shall be provided as per Enclosure 2- TRAINING and in accordance with the Framework Agreement.

4.3	TECHNICAL PUBLICATIONS shall be delivered together with the HEUCOPTER, as per Enclosure 3- TECHNICAL PUBLICATIONS.

4.4	SERVICES shall be provided as per Enclosure 4- SERVICES.

5.	COUNTRY OF DESTINATION

BUYER declares and SELLER acknowledges that the HELICOPTER(S) shall be exported to and registered in as its country of destination.

6.	NOTICES

All notices under this CONTRACT shall be in writing and either delivered by hand or sent by facsimile (to be confirmed by registered mail), or by registered mail or by courier to the following addresses

CFA October 2007	Contract Number 160507

For the SELLER:	AGUSTA S.p.A. — Via G. Agusta 520 21017 Cascina Costa di Samarate (Varese) —ITALY Attn: Contracts Management Fax +39 0331 229 930

For the BUYER:	CHC HEUCOPTERS INTERNATIONAL INC. 4740 AGAR DRIVE RICHMOND, BRITISH COLUMBIA CANADA, V7B 1A3 Attention: Director (Contracts) Facsimile: +1 604 232 8359

7.	SIGNATURE

This CONTRACT is signed in two originals by the Parties, each one retaining an original thereof.

For BUYER	For SELLER

name	name R. Lunardi

title	title : VP Commercial Business Unit

signature	Signature

date	date

In accordance with the Italian law (art. 1341 and art. 1342 of the Italian Civil Code) BUYER specifically accepts with his signature here below Articles of the General terms : 2 – INSPECTION, ACCEPTANCE AND TITLE; 5 – CHANGES; 6 –LIABILITY ; 7– WARRANTY (including Enclosure 5); 8 – EXCUSABLE DELAYS; 9 – LIQUIDATED DAMAGES;10 – TERMINATION; 12 – APPLICABLE LAW AND DISPUTES; and 14 –ASSIGNMENT, of this CONTRACT

For BUYER

Signature	Date

CFA October 2007	Contract Number 160507

GENERAL TERMS

1.	TAXES

Local taxes, custom duties, levies or other fiscal charges, due In SELLER’, country related to the performance of this CONTRACT, shall be borne by SELLER.

Local taxes, custom duties, levies or other fiscal charges, due outside of the SELLER’S country for the performance of this CONTRACT, shall be borne by BUYER.

Value added tax, wherever due, shall be borne by BUYER.

2.	INSPECTION. ACCEPTANCE AND TITLE

2.1.	SELLER shell give BUYER 15 (fifteen) days written notice of the date on which the HELICOPTER shat be scheduled to be ready for Inspection, acceptance and delivery.

BUYER shall start the acceptance process at the SELLER’s designated factory within the aforementioned 15 (fifteen) day period, arranging at its own expense and risk, for Its authorised and qualified representative, to perform the inspection and acceptance of the HELICOPTER(S).

Upon successful completion of the Inspection, BUYER or its representative shall sign an acceptance certificate prepared by the SELLER in respect of the HELICOPTER, confirming that It is in accordance with the CONTRACT, and accepted by BUYER and is ready for delivery.

2.2.	Should BUYER fail to attend the Inspection within the 15 (fifteen) day period referred to In Article 2.1 of the General terms, the HELICOPTER(S) shall be deemed as accepted by BUYER based on the SELLER’s Inspection and the certificate of conformity Issued by SELLER’S Quality Control Service shall replace In full the acceptance certificate.

2.3.	Upon acceptance, In accordance with this Article 2 of the General tams and provided that the obligations for payment in accordance with Article 3 of the Contract terms have been fulfilled by BUYER, tide to the HELICOPTER(S) and other SUPPLIES delivered hereunder shall be transferred to and vest In BUYER free and clear of any encumbrances, liens, privileges, claims and rights of others.

BUYER shall bear, from the time of acceptance, all risks, costs and expenses relating to the HELICOPTER(S) and other SUPPLIES delivered, such as but not limited to storage charges, loss or damage, transportation, Insurance, maintenance.

2.4.	Should BUYER reject the HELICOPTER(S) on Inspection end test due to demonstrated discrepancies which cannot be corrected during the acceptance process, then the SELLER shall take the necessary corrective action and shall notify to the BUYER. In the shortest possible time, a new date on which the HELICOPTER(S) shall be ready for acceptance. The Buyer shall not be entitled to reject the HELICOPTER purely on account of minor

CFA October 2007	Contract Number 160507

deficiencies and In the event of there being any such minor deficiencies the extent of these and remedial action for their removal by the SELLER shall be jointly agreed between the BUYER and the SELLER during the inspection and acceptance process.

2.5.	BUYER agrees to keep Indemnified the SELLER against all costs, expenses, claims and liabilities whatsoever arising out of the BUYER and/or its representative’s participation in the acceptance of the HELICOPTER and against all liability whatsoever for their death or injury or the loss of or damage to their belongings, except where the seine resulted directly from the fault of the SELLER

3.	CERTIFICATION

The HELICOPTER(S) shAll be delivered with an Airworthiness Certificate for Export (Certificato di Aeronevigabilité per l’Esportazione) to the country of destination released by either European Aviation Safety Agency (EASA), Federal Aviation Authority (FAA), as the case may be.

In the event that the HELICOPTER type is not certificated In the country of destination SELLER shall make available the technical documentation as reasonably required by the local aviation authority and will support the BUYER to this effect.

4.	PAINTING SCHEME

4.1.	As soon as possible after the CONTRACT Effective Date, BUYER shall confirm to SELLER In writing the final choice of the painting scheme and interior finishing details for the HELICOPTER, in accordance with Enclosure 1- HELICOPTER Configuration

4.2.	In case the BUYER falls to provide confirmation of the painting scheme and details by the tater of: either (I) the 156 day after the signature date of this CONTRACT, or (II) the 1806 day before the scheduled delivery data for the HELICOPTER, then the SELLER shall have the right to proceed without delay In the preparation of the HELICOPTER and to deliver it to the BUYER In pre-finishing condition, i.e.:

a)	airframe painted with primer only;

b)	cabin liners trimmed but unfinished and not installed: and

c)	seats adjusted and trimmed but uncovered.

No compensation whatsoever shag be due from the SELLER to the BUYER In such a case on account of the un-finished HELICOPTER condition.

5.	CHANGES

5.1.	Engineering changes and improvements, which result In modifications, changes or replacements In the SUPPLIES, but do not affect price, schedule, Installation or Interchangeability of major assemblies thereof, may be made at any time at SELLER’S option.

CFA October 2007	Contract Number 160507

5.2.	SELLER shall, without BUYER’, consent, incorporate in any of the SUPPLIES any change, which in SELLER’s judgment is as a result of a compulsory modification required by the EASA, and must necessarily be carded out for reasons of flight safety.

5.3.	SELLER may propose to BUYER modifications which SELLER deems desirable and which may cause changes to the price and/or to the scheduled acceptance and delivery date. When proposing such modification to BUYER, SELLER that Indicate the resulting change in price and/or scheduled acceptance and delivery date. Should BUYER accept the proposed modification, BUYER shall give written confirmation to SELLER within 15 (fifteen) days from the date of SEU.ER’s notice. If no reply Is received by SELLER within the said period, the proposed modification shell be considered as unaccepted by BUYER.

6.	LIABILITY

Except in case of SELLER’s fraud or gross negligence, SELLER shell not be liable for and BUYER hereby assumes liability for any and at losses, damages or complaints of whatsoever nature, as regards both personal injury and property, arising out of or In any way connected with handling, possession, operation or use of the HELICOPTER(S) and relevant parts after acceptance thereof in accordance with Article 2 of the General terms.

BUYER hereby agrees to release SELLER from and fully Indemnify SELLER In respect of any proceedings, actions, claims and suits, which may be instituted by any third party against SELLER in respect to the foregoing.

7.	WARRANTY

The warranty provisions granted by the SELLER under Enclosure 5- Warranty, are accepted by the BUYER In place of any other warranty, express or implied, including but not limited to any warranty of merchantability and fitness for purpose.

Upon acceptance of the HELICOPTER, BUYER shall provide by notice its selection of the warranty option from those provided for in Enclosure 5 - Warranty Policy Options.

8.	EXCUSABLE DELAYS

8.1.	The scheduled acceptance and delivery date provided at Article 4 of the Contract terms represents the best estimate and is based on: (1) timely receipt by SELLER of all Information necessary to permit SELLER to proceed with work without delay and without Interruption, (2) BUYER’s mince with the payment terms.

8.2.	Whilst SELLER shall exercise Its reasonable effort to achieve the scheduled acceptance and delivery date, SELLER shall not be liable or responsible for delays or non-compliance resulting from any event beyond the reasonable control of SELLER, Including, but not limited to compliance with any applicable regulation of civil or military authority, technical changes due to flight safety reasons, acts of any Government or on behalf of them, war declared or undeclared, insurrection, riot or other acts of civil disobedience, embargo or trade restriction, delays or shortages In transportation, fuel,

CFA October 2007	Contract Number 160507

vendors’ and/or subcontractors’ delays, strikes, lockouts, slowdowns, labour disputes, Ike, accident, explosion, epidemic, unusually severe weather, flood, earthquake, delay to certification, failure in performance of a subcontractor or other acts of God.

SELLER shall give written notice to BUYER of the events causing the excusable delay. Any such event shall extend the delivery data to the extent of the delay so Incurred.

8.3.	In the event of an excusable delay exceeding 180 days, either Party may cancel the undelivered portion of this CONTRACT, by giving the other Party written notice and the sole liability of SELLER shell be for the return of any payment received on such undelivered portions. No Interest shall be paid by SELLER to BUYER on such amounts.

8.4.	Delays deriving from changes as per Article 5.2 of the General terms shall be considered “excusable” and ruled by the provisions of this Article 8. In such circumstances, Article 8.3 of General terms shall not be applicable.

8.5.	Any delay in payments will entitle SELLER to postpone the delivery data as a consequence of such delay, without prejudice to SELLER’s rights under Article 9.2 of General terms hereinafter.

9.	LIQUIDATED DAMAGES

9.1.	In case of a delay to the scheduled acceptance and delivery data due to SELLER; failure, and where such delay shall exceed 90 (ninety) working days beyond the scheduled acceptance and delivery date for the HELICOPTER concerned, BUYER shall have the right to claim , as liquidated damages as Is sole remedy, an amount of 0.15% (zero point fifteen percent) of the price of each delayed HELICOPTER for each complete week following the said 90 (ninety) working day period for a maximum period of 20 (twenty) weeks.

9.2.	For any case under this CONTRACT, Including the case of delivery delays, the maximum applicable amount for all damages duo from SELLER shall not exceed 3% (three percent) of the total CONTRACT value together with the return to BUYER of any Down Payment received by SELLER, on the undelivered portion of the CONTRACT. Such amount shall be BUYER’s sole remedy under this Contrast In lieu of any other rights and will fully Indemnify BUYER for any damages suffered.

10.	TERMINATION

10.1.	In case of SELLER’s failure, for any cause other than that caused by an event described In Article 8 of the General terms, to deliver SUPPLIES in accordance with this CONTRACT and where the failure has remained unresolved at the date of reaching the maximum amount of liquidated damages, as provided for under Article 9 of General terms, BUYER may terminate this CONTRACT by giving written notification to SELLER of the termination, such notice shall be effective from the 18th day of its receipt by SELLER. In such event the sole liability of SELLER, In addition to the return to BUYER of any down payment resolved by SELLER, on the undelivered portion of the CONTRACT, shall be for the payment of the liquidated damages In accordance with Article 9 of General terms, for the amount corresponding to the undelivered SUPPLIES.

CFA October 2007	Contract Number 160507

10,2.	In case of BUYER’s failure to ‘amply with any payment terms, where such payment remains unpaid beyond 45 (forty five) days from Its due data, SELLER shall have the right to terminate this CONTRACT by giving written notice to BUYER of the termination; such termination shall be effective from the 18th day of its receipt by BUYER. In such event all payments previously made by BUYER shall be retained by SELLER as liquidated damages, without prejudice to SELLER’s right to recover further damages SELLER may have suffered.

11.	WAIVER

Any failure of either Party to exercise any right, power, or remedy hereunder shall not act as a waiver thereof, nor shell any single or partial exercise thereof preclude any further exercise of any such right, power or remedy.

12.	APPLICABLE LAW AND DISPUTES

The construction, interpretation, validity and performance of this CONTRACT shall be governed by the laws of the Republic of Italy.

The Court (Tribunale) of Busto Arsizio (Italy) shall have exclusive jurisdiction.

13.	EFFECTIVE DATE

This CONTRACT shall be valid from the date of signature by both Parties and shall become effective (“CONTRACT Effective Date’) on the date that the Down Payment to be made by BUYER pursuant to Article 3.1.a. of the Contract terms has been received by the SELLER.

Notwithstanding the provisions of Article 10.2, In the event the Down Payment has not been received by the SELLER within 15 days from its due date, the SELLER shall be entitled to declare this Contract null and void with Immediate effect by giving written notice to the BUYER.

14.	ASSIGNMENT

This CONTRACT or Its benefits and obligations shall not be assignable or transferable by BUYER without the SELLER’. written consent (which may be withheld in the SELLER’s absolute discretion). SFI I FR has the right to assign or transfer this CONTRACT or Its rights and obligations to Its controlling, controlled or participated companies.

15.	ENTIRE UNDERSTANDING

15.1.	This CONTRACT inclusive of its Enclosures constitutes the entire understanding between the Parties In respect of the subject hereof and supersedes all prior representations, arrangements, undertakings or agreements, whether written or oral, between the Parties.

CFA October 2007	Contract Number 160507

15.2.	Any amendment to this CONTRACT shall be valid only when made in writing and signed by the Parties.

CFA October 2007	Contract Number 160507

ENCLOSURE 1

HELICOPTER CONFIGURATION

CFA October 2007	Contract Number 160507

1.	AW1 39 STANDARD CONFIGURATION AND OPTIONAL EQUIPMENT LIST

1.1.	STANDARD CONFIGURATION (EASA / ENAC / FAA IFR CONFIGURATION)

1.1.1.	Basic Configuration

a)	AIRFRAME:

•	Aluminum alloy fuselage

•	Polycarbonate Windshields

•	Overhead cockpit windows

•	Lower cockpit windows

•	Cockpit ram air adjustable outlets

•	Forced fan ventilation

•	Bleed air heater and defroster with air noise suppressions

•	Heated Pitot tubes (2) with Pilot heat failure warning (2)

•	Heated static intakes (2)

•	One cockpit and one pilot cabin fire extinguisher

•	Pilot doors (2) with push—out emergency exit window (with “storm window° on pilot side)

•	Plug in sliding doors (2) for passengers cabin access with four locking latches Six cabin push—out emergency exit windows (two on each passenger cabin door)

•	Baggage compartment with 2 lockable baggage compartment doors, LH & RH side.

•	Baggage compartment cargo tie—down fittings

•	Wheeled retractable tricycle landing gear (two wheels on nose gear and brakes on main landing gear)

•	Structural provisions for nose landing gear doors

•	Landing gear mooring

•	Upper deck mooring provisions

•	Hoisting and Jacking fittings

•	Tail boom and vertical fin

•	Stabilizers with composite ‘winglete

•	Pilot and copilot windshield wipers

•	Maintenance steps for access to upper deck on both sides

•	Upper deck cowlings (one front forward sliding, two side opening for engine access) Steps for cockpit access

•	Anti-vibration masses (2) under cabin floor

b)	ROTORS AND CONTROLS:

•	Fully articulated Main Rotor (WR) with five composite blades, five elastomeric bearings and five hydraulic dampers

•	Rotating WR flight controls

•	Main rotor hub beanie

•	Three main dual servo actuators

CFA October 2007	Contract Number 160507

•	Fully articulated Tail Rotor (T/R) with four composite blades, four elastomeric bearings and four elastomeric dampers

•	Rotating T/R flight controls

•	One T/R dual servo actuator

•	Force trim system

•	Pilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Copilot fixed flight controls (cyclic, collective, anti-torque pedals)

•	Dual digital 3-axis linear actuators

•	Rotor brake

•	Provision for main rotor tracking (magnetic pick-up)

c)	ELECTRICAL SYSTEMS:

•	DC primary power generation: 28 V DC regulated independent 300 A starter generators

•	DC External Power Receptacle

•	Two Nickel-Cadmium Batteries: one 40 Ah main auxiliary battery

•	DC Starter Generator Control Units (2)

•	Navigation lights (3)

•	Anticollislon light

•	External emergency landing lights on the sponsons (2)

•	Fixed landing/taxi lights on the sponsons (2)

•	Rotating/ retracting landing light

•	Baggage compartment lighting (3) and smoke sensor voltage provided by two battery plus one 13 Ah

d)	TRANSMISSION / DRIVE SYSTEM AND HYDRAULIC SYSTEM:

•	Main transmission with two direct drive engine inputs

•	Three main transmission chip detectors/debris collectors with burning capability - Two freewheel units

•

Four strut rods for upper deck attachment and one anti-torque plate Intermediate gearbox with sight gauge and magnetic drain plug/chip detector Tail gearbox with sight gage and magnetic drain plug/chip detector

•	Dual independent, redundant hydraulic systems

•	Two hydraulic Power Control Modules (PCMs)

•	Three main transmission driven hydraulic mechanical pumps for controls, landing gear and wheel brake actuation

•	One electrical pump for control checks on ground (engines off)

•	Air conditioning compressor quill

e)	POWER PLANT & FUEL SYSTEM:

•	Two Pratt & Whitney Canada PT6C-67C engines

•	Two independent FADEC systems (one on each engine) with autostart and engine control functions for normal, emergency and training operations

•	Two magnetic chip detectors

CFA October 2007	Contract Number 160507

•	Two integrated and independent engine oil coolers

•	Separate firewall protection for each engine

•	Fire detection system

•	Fire extinguisher system (2 bottles)

•	Engine exhausts and ejectors

•	Two independent crashworthy fuel cells

•	Two supply pumps on engines

•	Two booster pumps submerged in fuel tanks

•	Two fuel fitter assemblies

•	Two engine back—up controls, mechanical and electrical

•	Two manual engine start and ignition systems

f)	STANDARD AVIONICS PACKAGE:

•	1st PFD (Pilot Primary Flight Display 8’ x 10’ color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd PFD (Copilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	1st FD (Pilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	2nd MFD (Copilot Multifunction Display 8” x 10’ color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

•	One Electronic Standby Instrument System (ESIS) (attitude, airspeed, attitude, vertical speed, compass, and ILS data)

•	Two Attitude and Heading Reference Systems (AHRSs)

•	Two Air Data Modules (ADMs)

•	Two flux valves

•	Two Display Controllers (DCs)

•	Two Cursor Control Devices (CCDs)

•	One Reversion Control Panel (RCP)

•	One Display Dimming Control Panel (DCP)

•	One Stability Augmentation System (SAS) control panel

•	Two Remote instrument Controllers (RICs)

•	Two Modular Avionic Units (MAUs) incorporating the following major subsystems and/or functions:

•	Vehicle Monitoring System — VMS (dual)

•	Monitor Warning System — MWS (dual)

•	Aural Warning Generator — AWG (single)

•	Central Maintenance Computer — CMC (single)

•	3—Axis Digital Automatic Flight Control System — DAFCS (dual) with autotrim function

•	Provision for CVR/FDR data interface (single)

CFA October 2007	Contract Number 160507

•	Flight Director System (dual)

f)	STANDARD AVIONICS PACKAGE:

•	Pilot and copilot microphone and headset

•	Pilot and Copilot interphone control (cyclic grip and floor switches)

•	Left Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One VOR/LOC/GS/MB

•	Right Modular Radio Cabinet (MRC) with the following modules:

•	One VHF Comm.

•	One Mode—S diversity transponder

•	One VOR/LOC/GS/MB

•	One ADF

•	One DME

•	Two pedestal mounted MCDUs (Multi Control Function Display Units)

•	1st Radar Altimeter (RT — 300)

•	2nd Radar Altimeter System (RT — 300)

•	Emergency Locator Transmitter (ELT — 121.5/243/406 MHz)

•	One Flight Guidance Controller

•	Honeywell G PS module with Flight Plan Management System (FPMS)

•	Pilot and copilot digital audio panels with remote ICS audio port for ground operation

•	Pilot clock (digital)

•	Copilot clock (digital)

•	One magnetic compass

•	One Outside Air Temperature Indicator Two Master Warning Lights (MWLs) Two Master Caution Ughts (MCLs)

•	Engine 1 Are Light

•	Engine 2 Fire Light

•	Baggage compartment smoke detector light

•	Dual electrical power connection for CVR/FDR (FAA requirement compliant)

•	Cockpit Voice Recorder & Flight Data Recorder (CVR/FDR) with Underwater Locator

•	Beacon (ULB)

g)	INTERIOR TRIM:

•	Cabin, cockpit and baggage compartment utility finishing interior

•	Pilot/ Copilot crashworthy seats (with inertial reels and safety belts)

•	Cockpit dome/storm light

•	Cockpit utility lights (2)

•	28V DC cockpit/cabin power outlet

CFA October 2007	Contract Number 160507

•	Cockpit panel sun-glare shields

•	Overhead cockpit windows sun shades

•	Floor provisions for 15-seat configuration

•	Fluorescent lighted emergency exit signs

h)	EXTERIOR PAINTING:

•	Two color polyurethane painting in accordance with SELLER’s standard painting scheme

1.1.2	Miscellaneous

•	Covers and flags: engine exhaust pipes (2), engine air Inlets (2) and Pitot tubes (2), battery connector warning flag (1)

•	Manuals: aircraft log, engines operations, flight and maintenance and overhaul, illustrated parts catalogue

•	Tie down—assemblies for main rotor blades (5)

•	Tail rotor blades flapping block (1)

•	Main rotor blade sock pole (1)

•	Main landing gear wheel chocks (2)

•	Main rotor balance and tracking chart, tail rotor balance chart

•	Nose landing gear center pin (1) and landing gear handle locking pin (1) Jacking dome assy (1)

•	Tow bar (1)

•	Loose equipment bag (1)

1.2.	ADDITIONAL EQUIPMENT LIST

INTERIOR COMPLETION

EQUIPMENT

CFA October 2007	Contract Number 160507

ENCLOSURE 2

TRAINING

CFA October 2007	Contract Number 160507

STANDARD TRAINING

Training will be conducted either at SFI I PR’S facility in Italy or in USA.

1.	INTRODUCTION

SELLER is a Type Rating Training Organisation and a Maintenance Training Organization certified by the competent Aviation Authority as applicable In Italy or USA.

The training program developed has been designed to provide the aircrew and the technical personnel with the knowledge and skills that are required to safely operate and maintain the AW139 HELICOPTER In accordance with the applicable manuals.

The training program will be harmonized with the delivery of the HELICOPTER so that training delivered at the appropriate time might ensure the most updated skill.

2.	STUDENT CERTIFICATION

At the end of each course the instructor(s) will conduct academic and practical examinations In accordance with the course programs. The Training School will release to the students a Certificate and a Log of the activities performed. It will be the BUYER responsibility to qualify the students as per the applicable rules in BUYERS country.

3.	TRAINING PROGRAM

Syllabus and detailed contents of the training courses shall be as applicable at the time of their performance in accordance with the applicable JAR/FAR directives.

3.1.	PILOT TRAINING

Pilot Training consists of Ground training and Right training. Ground training will include traditional classroom instruction while Flight training will consist of briefing/debriefings, Instructor demonstrations as necessary and student practice of flying skills and procedures.

At the Italian Training facilities, Flight training activity will be conducted both simulator and the helicopter.

SELLER shall provide the following pilot training:

3.1.1. AW139 TYPE RATING GROUND SCHOOL

- Number of students:            2

3.1.2. AW139 VFR TYPE RATING FLYING TRAINING

- Number of students:            2

CFA October 2007	Contract Number 160507

3.2.	TECHNICIAN TRAINING

Maintenance courses cover the HELICOPTER and/or system maintenance procedure as described in the related maintenance manuals.

3.2.1.	AW139 AIRFRAME TYPE TRAINIG COURSE

- Number of students:             2

GENERAL CONDITIONS RULING TRAINING AT THE TRAINING SCHOOL

a)	The courses shall be conducted at Aguita Westland facilities.

b)	Pilots shall possess a current Helicopter Pilot Licence issued by a civil or military Aviation Authority, be instrument rated, qualified multi-crew, mufti-engine, and hold a current flying medical category.

c)	Technicians shall possess a current Aircraft Maintenance Licence Issued by a civil or military regulatory agency, and shall have at least a 2.5-year experience in turbine powered helicopter maintenance.

d)	Pilot flying training will require the use of the BUYER’s HELICOPTER, which wit need to be made available for this purpose, after acceptance and delivery within the Contract. Daily Inspections and normal servicing of HEUCOPTER during flying training conducted at SELLER facilities will be performed free of charge. BUYER’s HELICOPTER, systems, special tools and GSE, will be utilized, if necessary, for maintenance training.

e)	Course Planning. Courses shall be planned with the SELLER Training School Manager at least two months before the course starling date.

f)	Course Group Leader. BUYER will appoint one group-leader for each course, who will be responsible for the students and for all communications with the SELLER School staff. To this extent SR IFFrs liability Is limited to the accomplishment of the instruction required.

g)	Board, lodging and local transportation. All students’ expenses for travel. transportation to school location, boarding and lodging, insurance coverage and medical assistance will be borne by the Buyer.

h)	Language. The courses and the classroom texts are In English. Therefore students shall have a good command of the English language, both written and spoken. If translation is required, the BUYER will supply a translator for each course. In such case, the course duration has to be reconsidered.

CFA October 2007	Contract Number 160507

i)	Helicopter Insurance during the training. Buyer at its sole expenses shall procure and maintain in full force for the entire duration of the trebling activities a policies of insurance as below:

•

HEUCOPTER Liability (Including Trainees and other Passenger Liability and Public Liability) in respect of the BUYER-owned HEUCOPTER on board of which the training is carried out in the minimum amounts USD 20.000.000 or equivalent in other currencies any one occurrence/ HELICOPTER.

•	The BUYER shall cause SELLER Its officers, directors, employees, agents, the pilot and SELLER’s training services suppliers to be named as Additional Insureds In the policy.

•	HELICOPTER Hull All Risks (ground and in flight) including War risks in respect of the BUYER-owned HELICOPTER on board of which the training is carried out Limit: The BUYER-owned HELICOPTER value.

The BUYER shall furthermore cause the Insurers of the policies to waive their rights of subrogation against SELLER, Its officers, directors, employees, agents, the pilot and SELLER’s training services suppliers.

An insurance certificate evidencing compliance with the present clause shall be submitted to SELLER at least 7 (seven) days before to start the training activity.

BUYER will also undertake to relieve SELLER, its officers, directors, employees, agents, the pilot and SELLER’s training services suppliers from any damage or claims that may arise from the activity connected with training, including any accident to the HELICOPTER body and/or to a third party.

CFA October 2007	Contract Number 160507

ENCLOSURE 3

TECHNICAL PUBLICATIONS

CFA October 2007	Contract Number 160507

TECHNICAL PUBLICATIONS

One set of the following technical publications, in English language, will be supplied by the SELLER to the BUYER, together with the HELICOPTER :

AIRFRAME

•	HELICOPTER IETP (Interactive Electronic Technical Publication) In CD-ROM

•	HELICOPTER RFM (Rotorcraft Flight Manual) In paper format

ENGINES

•	PT6C-67C IETM Pratt & Whitney Canada In CD-ROM

VENDOR ITEMS

A standard list of Vendor Items technical publications selected by the SELLER will be supplied to the BUYER in PDF format through AW139 CMP (Component Maintenance Publications) CD-ROM.

TECHNICAL PUBLICATIONS UPDATING

Updating of one set of the Airframe technical publications shall be provided free of charge by the SELLER to the BUYER, for a minimum of 5 years from the HELICOPTER delivery.

Updating of the technical publications for the Engines shall be provided to the BUYER by the relevant manufacturer in accordance with their policy.

Updating of the technical publications for the Vendor items shall be provided to the BUYER by the relevant manufacturers in accordance with their policy.

CFA October 2007	Contract Number 160507

ENCLOSURE 4

SERVICES

CFA October 2007	Contract Number 160507

SERVICES

(As per Framework Agreement)

CFA October 2007	Contract Number 160507

ENCLOSURE 4

SERVICES

CFA October 2007	Contract Number 160507

ENCLOSURE 5

WARRANTY POLICY OPTIONS

CFA October 2007	Contract Number 160507

WARRANTY

New HELICOPTER Commercial Aircraft

Three Years / 2,000 Hours Non-Prorated

WARRANTY AND REMEDY: SELLER warrants each new commercial HEUCOPTER aircraft to be free from defect in material or workmanship under normal use and service. SELLER’s sole obligation under this warranty is limited to the replacement or repair of parts which are determined to SELLER’S reasonable satisfaction to have been defective within 2,000 flight hours of operation or three (3) years after delivery, whichever occurs first and reimbursement of reasonable freight charges. During the first 300 flight hours of use SELLER will reimburse the BUYER for labor charges associated with warranty related issues, but not thereafter. Spare parts installed as warranty replacement on aircraft which are covered by this New HELICOPTER Commercial Aircraft Warranty, will be warranted for the balance of the original ship warranty. Defective parts must be reported in writing to the SELLER’S Warranty Administration within 90 days of being found defective. Warranty adjustment is contingent upon the BUYER complying with SELLER’s Warranty Administration disposition instructions for defective parts. Failure to comply with all of the terms of this paragraph may, at SELLER’s sole option, void this warranty.

THIS WARRANTY IS GIVEN AND ACCEPTED IN PLACE OF (I) ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPUED WARRANTIES OR CONDITIONS OF MERCHANTABIUTY AND FITNESS FOR A PARTICULAR PURPOSE AND (ii) ANY OBLIGATION, UABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT (DELICT), INCLUDING PRODUCT UABIUTIES BASED UPON STRICT UABIUTY, NEGLIGENCE, OR IMPLIED WARRANTY IN LAW AND BUYER HEREBY WAIVES SUCH RIGHTS AND CLAIMS.

This warranty is the only warranty made by SELLER. The BUYER’S sole remedy for a breach of this warranty or any defect in a part is the repair or replacement of aircraft parts and reimbursement of reasonable freight charges as provided herein. SELLER excludes liability, whether as a result of a breach of contract or warranty, negligence or strict product liability, for incidental or consequential damages, including, but not limited to, damage to the aircraft or other property, costs and expenses resulting from required changes or modifications to aircraft components and assemblies, changes in retirement lives and overhaul periods, local customs fees and taxes, and costs or expenses for commercial losses or lost profits due to loss of use or grounding of aircraft or otherwise.

SELLER makes no warranty and disclaims all liability in contract or in tort (delict), including, without limitation, negligence and strict tort (delictual) liability with respect to work performed by third parties at BUYER’s request and with respect to engines, engine accessories, batteries, radios, avionics, and BUYER-furnished equipment, or equipment manufactured by others and installed at BUYER’s request. For each of the aforementioned items, in particular for equipment from Honeywell International Incorporated, Aerospace Electronic Systems and Pratt and Whitney Canada Corp., the warranty for which is provided for in this Enclosure 5, SELLER assigns to BUYER the original manufacturer’s warranty and agrees to administer on BUYER’s behalf each manufacturer’s warranty to the extent such manufacturers warranty exists and is assignable.

CFA October 2007	Contract Number 160507

This warranty shall not apply to any aircraft or part thereof which has been repaired or altered outside SELLER’s factory in any way so as, in SELLER’s sole Judgment, to affect its stability, safety or reliability, or which has been subject to misuse, negligence or accident. Repairs and alterations which use or incorporate parts and components other than SELLER genuine parts, or parts approved by SELLER for direct acquisition from sources other than SELLER itself are not warranted by SELLER, and this warranty shall be void to the extent that such repairs and alterations, in SELLER’s sole Judgment, affect the stability, safety or reliability of the aircraft or any part thereof, or damage SELLER genuine part or SELLER-approved parts. No person, corporation or organization, including SELLER Service Facilities, is authorized by SELLER to assume for it any other liability in connection with the sale of its aircraft and parts, nor to make any warranties beyond the foregoing warranty nor to change any of the terms hereof. No statement, whether written or oral, made by any person, corporation or organization including SELLER Service Facilities may be taken as a warranty nor will it bind SELLER.

CFA October 2007	Contract Number 160507

WARRANTY.

New HELICOPTER Commercial Aircraft

Three Years / 3,000 Hours Prorated

WARRANTY AND REMEDY: SELLER warrants each new HELICOPTER commercial aircraft to be free from defect in material or workmanship under normal use and service. SELLER’S sole obligation under this warranty is limited to replacement or repair of parts which are determined to SELLER’S reasonable satisfaction to have been defective within 3,000 flight hours of operation or three (3) years after delivery, whichever occurs first and reimbursement of reasonable freight charges. During the first 300 flight hours of use SELLER will reimburse the BUYER for labor charges associated with warranty related issues, but not thereafter. After 300 flight hours of use, there will be a prorated charge to the BUYER for replacement parts (prorating the hours of total use against the then applicable part life or 3,000 flight hours, whichever is the lesser). Spare parts installed as warranty replacement on aircraft which are covered by this New HELICOPTER/AB139 Commercial Aircraft Warranty will be warranted for the balance of the original ship warranty or for the Commercial Spare Parts Warranty, whichever is the greater. Defective parts shall be reported in writing to SELLER’S Warranty Administration within 90 days of being found defective. Warranty adjustment is contingent upon the BUYER complying with SELLER’s Warranty Administration disposition instructions for defective parts. Failure to comply with all of the terms of this paragraph may, at SELLER’S sole option, void this warranty.

THIS WARRANTY IS GIVEN AND ACCEPTED IN PLACE OF (i) ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND (i1) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT (DEUCT), INCLUDING PRODUCT UABIUTIES BASED UPON STRICT LIABILITY, NEGLIGENCE, OR IMPLIED WARRANTY IN LAW AND BUYER HEREBY WAIVES SUCH RIGHTS AND CLAIMS.

For each of the aforementioned items, in particular for equipment from Honeywell International Incorporated, Aerospace Electronic Systems and Pratt and Whitney Canada Corp. the warranty for which is provided for in this Enclosure 5, SELLER assigns to BUYER the original manufacturer’s warranty and agrees to administer on BUYER’S behalf each manufacturer’s warranty to the extent such manufacturers warranty exists and is assignable.

This warranty shall not apply to any aircraft or part thereof which has been repaired or altered outside SELLER’s factory in any way so as, in SELLER’s sole judgment, to affect its stability, safety or reliability, or which has been subject to misuse, negligence or accident. Repairs and alterations which use or incorporate parts and components other than genuine SELLER parts or parts approved by SELLER for direct acquisition from sources other than SELLER itself are not warranted by SELLER, and this warranty shall be void to the extent that such repairs and alterations, in SELLER’s sole judgment, affect the stability, safety or reliability of the aircraft or any part thereof, or damage genuine SELLER or SELLER-approved parts. No person, corporation or organization, including SELLER Service Facilities, is authorized by SELLER to

CFA October 2007	Contract Number 160507

assume for it any other liability in connection with the sale of its aircraft and parts, nor to make any warranties beyond the foregoing warranty nor to change any of the terms hereof. No statement, whether written or oral, made by any person, corporation or organization including SELLER Service Facilities may be taken as a warranty nor will it bind SELLER.

CFA October 2007	Contract Number 160507

WARRANTY

Commercial Spare Parts

One Year / 1,000 Hours Prorated

WARRANTY AND REMEDY: SELLER warrants each new commercial aircraft part, or commercial aircraft part reconditioned by SELLER, to be free from defect in material or workmanship under normal use and service. SELLER’s sole obligation under this warranty is limited to replacement or repair of parts which are determined to SELLER’s reasonable satisfaction to have been defective within 1,000 flight hours of operation or one (1) year after installation, whichever occurs first and reimbursement of reasonable freight charges. After 200 flight hours of use, there will be a prorated charge to the BUYER for replacement parts (prorating the hours of total use against the then applicable part life or 2,000 flight hours, whichever is the lesser). Defective parts shall be reported in writing to SEI I FR’s Warranty Administration within 90 days of being found defective. Warranty adjustment is contingent upon the BUYER complying with SELLER’s Warranty Administration disposition instructions for defective parts. Failure to comply with all of the terms of this paragraph may, at SELLER’S sole option, void this warranty.

THIS WARRANTY IS GIVEN AND ACCEPTED IN PLACE OF (I) ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT (DELICT), INCLUDING PRODUCT LIABILITIES BASED UPON STRICT LIABILITY, NEGLIGENCE, OR IMPLIED WARRANTY IN LAW AND BUYER HEREBY WAIVES SUCH RIGHTS AND CLAIMS.

This warranty is the only warranty made by SELLER. The BUYER’s sole remedy for a breach of this warranty or any defect in a part is the repair or replacement of aircraft parts and reimbursement of reasonable freight charges as provided herein. SELLER excludes liability, whether as a result of a breach of contract or warranty, negligence or strict product liability, for incidental or consequential damages, including, but not limited to, damage to the aircraft or other property, costs and expenses resulting from required changes or modifications to aircraft components and assemblies, changes in retirement lives and overhaul periods, local customs fees and taxes, and costs or expenses for commercial losses or lost profits due to loss of use or grounding of aircraft or otherwise.

SELLER makes no warranty and disclaims all liability in contract or in tort (delict), including, without limitation, negligence and strict tort (delictual) liability with respect to work performed by third parties at BUYER’s request and with respect to engines, engine accessories, batteries, radios, and avionics. For each of the aforementioned items, SELLER assigns to BUYER the original manufacturer’s warranty and agrees to administer on BUYER’s behalf each manufacturer’s warranty to the extent such manufacturer’s warranty exists and is assignable.

This warranty shall not apply to any aircraft part which has been repaired or altered outside SELLER’s factory in any way so as, in SELLER’s sole judgment, to affect its stability, safety or

CFA October 2007	Contract Number 160507

reliability, or which has been subject to misuse, negligence or accident. Repairs and alterations which use or incorporate parts and components other than genuine SELLER parts or parts approved by SELLER for direct acquisition from sources other than SR I FR Itself are not warranted by SELLER, and this warranty shall be void to the extent that such repairs and alterations, in SELLER’s sole Judgment, affect the stability, safety or reliability of the aircraft or any part thereof, or damage genuine SELLER or SELLER-approved parts. No person, corporation or organization, including SELLER Service Facilities, is authorized by SELLER to assume for it any other liability in connection with the sale of its aircraft and parts, nor to make any warranties beyond the foregoing warranty nor to change any of the terms hereof. No statement, whether written or oral, made by any person, corporation or organization including SELLER Service Facilities may be taken as a warranty nor will it bind SELLER.

CFA October 2007	Contract Number 160507

Honevwell International Incorporated, Aerospace Electronic Systems

Warranty Terms:

HONEYWELL warrants that at time of delivery to BUYER, its PRODUCTS will comply with applicable HONEYWELL drawings and specifications as agreed in writing, and will be free from defects in workmanship and material. These warranties shall run to CUSTOMER, its successors and assigns. This warranty shall be valid for thirty-six (36) months after delivery of HELICOPTER to BUYER.

BUYER shall notify HONEYWELL or a HONEYWELL authorized dealer or service facility in writing of a NONCONFORMANCE within the warranty period and return the PRODUCT to HONEYWELL within sixty (60) calendar days after such discovery. HONEYWELL’S obligation and BUYER’s remedy under this warranty is limited to either repair or replacement, at HONEYWELL’S option, of any PRODUCT NONCONFORMANCE. All PRODUCTS repaired or replaced hereunder shall be warranted only for the un- expired portion of the original warranty period. HONEYWELL will pay reasonable allowances for PRODUCT removal and re¬installation in the HELICOPTER, and reasonable costs incurred for troubleshooting HONEYWELL’S avionics system to identify the faulty PRODUCT, providing such work is accomplished by a HONEYWELL authorized dealer or service facility. Such payment shall be in accordance with removal and reinstallation policies established between HONEYWELL and its authorized service facility/dealer network, and cost reasonableness shall be determined solely by HONEYWELL. HONEYWELL will not reimburse costs related to removal and/or reinstallation problems.

HONEYWELL agrees to assume round-trip FREIGHT charged by the HONEYWELL directed carrier to transport the NONCONFORMING PRODUCT to the repair facility designated by HONEYWELL in an amount not to exceed normal surface shipping charges. HONEYWELL shall not pay for any taxes, tariffs, duties, freight forwarding charges, broker fees, special handling and/or expediting charges. The CUSTOMER shall bear the risk of loss until delivery of the potentially faulty PRODUCT to HONEYWELL, at which time the risk of loss transfers to HONEYWELL. Risk of loss for tested, repaired or replaced PRODUCTS shall transfer from HONEYWELL to CUSTOMER upon delivery to the carrier.

If PRODUCTS sent to HONEYWELL under warranty are diagnosed as No Fault Found, then the CUSTOMER shall refund FREIGHT costs and removal and reinstallation charges, and pay a test fee to HONEYWELL, if HONEYWELL submits such an invoice to CUSTOMER.

HONEYWELL shall not be liable for warranty if the PRODUCT has been exposed or subjected to any of the following:

1.	Fair wear and tear.

2.	Failure to use, store, maintain, install or operate the PRODUCT in accordance with sound aviation practice, including any reasonable instruction supplied to SELLER.

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3.	Any alteration, not authorized by HONEYWELL, which has impaired the safety of operation or efficiency of the PRODUCT.

4.	Operated or used in a manner not envisaged in the PRODUCT specification.

5.	Any PRODUCT on or from which HONEYWELL’S trademark or serial number has been intentionally altered, removed, or obliterated.

6.	Any PRODUCT repaired at a facility not authorized by HONEYWELL.

7.	Any accident, contamination, foreign object damage, abuse, neglect or negligence to PRODUCT after delivery to CUSTOMER.

THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. NO EXTENSION OR EXPANSION OF THIS WARRANTY SHALL BINDING UPON SELLER UNLESS SET FORTH IN WRITING AND SIGNED BY SELLER’S AUTHORIZED REPRESENTATIVE.

IN NO EVENT SHALL SELLER BE LIABLE FOR SPECIAL INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER THIS WARRANTY EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES INCLUDING, WITHOUT LIMITATION, INTERRUPTION OF BUSINESS, LOSS OF PROFITS, OR LOSS OF USE THE EXCLUSION OF INCIDENTAL AND CONSEQUENTIAL DAMAGES AS SET FORTH IN THIS WARRANTY SHALL BE DEEMED INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY UNDER THE TERMS OF THIS WARRANTY.

Points of Contact:

HONEYWELL may be contacted twenty-four hours a day, 7 days a week, every day of the year at the following phone numbers:

•	SPEX/AOG Toll Free: (800) 872-7739

•	SPEX/AOG Direct Dial (Phoenix, Arizona, USA): (602) 436-5977

•	Orders Email: crc-ces-omg@honeywell.com

•	Orders Fax (602) 822-7272 or (877) 484-2980

•	General Orders (parts, spares, pubs) Toll Free: (877) 484-2979

•	General Orders Direct Dial (Phoenix, Arizona, USA) (parts, spares, pubs): (602) 436-0272

•	Technical Assistance Toll Free: (877) 436-2005

•	Technical Assistance Direct Dial (Phoenix, Arizona, USA): (602) 436-2005

•	Technical E-Mail: crc-ces-tag@honeywell.com

•	Technical Fax: (602) 822-8005 or (877) 484-2981

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The following information will be required by HONEYWELL in order to process a warranty claim:

•	HELICOPTER Type

•	HELICOPTER Model Number

•	HELICOPTER Tail Number

•	HELICOPTER Serial Number

•	Part Number of faulty PRODUCT

•	Serial Number of faulty PRODUCT

•	Squawk

If there are any differences between the information in this booklet and the warranty as set forth in the Vendor’s warranty document, the terms and conditions of the Vendor’s document will prevail.

Pratt & Whitney Canada Corp.

PT6C-67 Series Turboshaft Engines operated in civilian or utility helicopters

CFA October 2007	Contract Number 160507

WARRANTY FOR NEW ENGINES

This Warranty for New Engines is applicable to PT6C-67 series turboshaft engines operated in civilian or utility helicopters, and is for the benefit of the owners of such engines and their authorized operators. This Warranty is transferable to subsequent owners with written notification to P&WC.

Basic Coverage Period

The Engine is covered for 2500 engine operating hours or 5 years from the date of delivery of the Engine to the original operator, whichever occurs first. The terms and conditions applicable to this Warranty shall take effect immediately upon delivery of the Engine to the original operator, either installed on the aircraft or delivered as a spare.

Coverage

P&WC warrants that, at the time of delivery to the original operator, the Engine will be free from defects(1) In material and/or manufacturing workmanship and will conform to the applicable P&WC specification.

P&WC will, at its option, repair or replace any Engine parts found to be defective (as defined above), including resultant damage to the Engine, during the Basic Coverage Period. Replacement parts may be new parts or serviceable parts.

When P&WC supplies a replacement part, or issues credit towards the acquisition of a new part, the removed part becomes the property of P&WC.

P&WC will pay reasonable removal and reinstallation labour for your Engine, and reasonable transportation charges (excluding insurance, duties, brokerage fees, and taxes) to and from the facility designated by P&WC Warranty Administration, during the Basic Coverage Period.

(1)	A defect means the breakage or failure of a part which is determined to P&WC’s satisfaction to be due to a defect in material and/or manufacturing workmanship. Such event will be considered by P&WC to be ‘engine chargeable”, subject to the Warranty and Service Policies. Removal of a part from service because of hourly, cyclic or other limitations on its continued use will not, in the absence of breakage or failure verifiable by non-destructive inspection, constitute a defect.

(2)	A part will be considered new if and only if it is accompanied by either the P&WC Manufacturers Release Certificate or Canadian Department of Transport Certificate of Airworthiness (as applicable), or P&WC’s Suppliers Release Certificate for that specific part and has not been subjected to running time (e.g. a part which has been subjected to engine test time and which must be subsequently re-inspected and tagged as serviceable will not be considered as new).

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EXTENDED ENGINE SERVICE POLICY

In addition to the Warranty for New Engines, P&WC also offers the following Extended Engine Service Policy (“EESP”), which is applicable after the expiration of the Warranty for New Engines.

The EESP shall assist in case of extensive damage to the engine resulting from an engine chargeable event and where P&WC Warranty Administration determines, at its discretion, that a premature overhaul is required. In such an event, P&WC will, at its discretion, either limit the cost of the overhaul to be performed at a facility designated by P&WC Warranty administration pursuant to the Limited Cost Overhaul (“LCO”) mechanism described below, or exchange the Engine with a like-value engine upon satisfactory                      of clear title.

This LCO is calculated based on engine operating hours and cycles since new or last overhaul, the Engine’s age environmental, operational and maintenance conditions. The rates for calculating the LCO are communicated to you through the publication of a P&WC Service Information Letter (“SIL”).

In the event that P&WC elects to exchange your and offers a like-value engine, the engine exchange                      will be limited to the LCO Maximum Event Cost (that would normally have been payable had there been no exchange), calculated in accordance with the above referenced SIL. In the event a like-value engine is not available and an alternate engine is offered for exchange, the engine exchange charge will be the Maximum Event Cost plus or minus the value difference when compared with your Engine, based on Time Since New or Time Since Overhaul, and Low Cycle                      (“LCF”) parts.

The usage cost of LCF parts, optional Services Bulletins, missing parts, repairs required due to factors beyond P&WC;s control, exchange premiums, transportation, insurance, duties, brokerage fees, and taxes are not covered and are chargeable to you.

P&WC reserves the right to cancel or change the EESP at any time. Shop visits required as a result of an event which occur prior to such change shall not be affected.

COMMERCIAL SUPPORT PROGRAMS

P&WC may also provide commercial assistance for certain Airworthiness Directives (ADs) or product improvements through Commercial Support Programs. These programs will be published through Commercial Support Program Notifications (CSPNs) where a credit allowance is offered.

COVERAGE

Costs of normal scheduled maintenance services:

•	routine line maintenance and adjustment costs;

•	Hot Section Inspection (HSI) and refurbishment costs;

•	engine overhaul or major refurbishment costs;

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•	any other costs related to engine maintenance not specifically covered under this Warranty for New Engines and Extended Engine Service Policy.

Normal deterioration:

any normal wear and tear and deterioration (note: a worn part capable of continued operation which, because it has been accessed, must be restored using repair schemes fully described in the applicable P&WC Engine Overhaul and Maintenance Manuals, is considered normal).

Unsupported parts:

P&WC reserves the right to exclude Warranty coverage (I) for the following parts, as applicable, and (ii) to the extent that subsequent repairs or damages are directly attributable to the use of parts which:

•

are not originally supplied by P&WC or its authorized distributors and accompanied by the P&WC Manufacturer’s Release Certificate or Canadian Department of Transport Certificate of Airworthiness, as applicable; or

•	are not identified in the applicable P&WC Illustrated Parts Catalogue (1PC) and accompanied by the Supplier’s Release Certificate; or

•	are not repaired in accordance with P&WC approved repair processes; or are not traceable, e.g. insufficient supporting documentation.

•	P&WC excludes Warranty coverage for parts that have been involved in an accident and where subject parts’ or Engine’s failure is attributable to that part.

Factors beyond P&WC’s control:

•

improper storage, usage, maintenance or operation of an Engine, part or accessory (e.g. non- compliance with the applicable P&WC Engine Maintenance and Overhaul Manuals, P&WC Service Bulletins, Aircraft Flight Manuals, and airworthiness regulations. Any work performed on Engines without due cause such as pre-purchase Inspections, or scheduled maintenance performed at other than P&WC recommended intervals, will be considered improper maintenance for the purposes of this Warranty for New Engines and Extended Engine Service Policy.);

•	accidents including collisions, rotor strikes, fire, flood, lightning strike, theft, explosion, riot, war, rebellion, seizure or any other belligerent acts;

•	foreign object damage (F013), erosion, corrosion, sulphidation or any other damage due to the operating environment;

•

alteration to, modification of, or tampering with any Engine, part or accessory after delivery by P&WC, other than strictly in accordance with the applicable P&WC manuals and this Warranty for New Engines and Extended Engine Service Policy

•	use of stolen or Unsupported Parts, or use of a part or Engine from which P&WC’s name, part number, identification mark or serial number has been removed or defaced;

•	workmanship performed by a facility other than P&WC’s own manufacturing facilities;

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•

Engines operated by a military, pare-military or government service unless it is determined, at the sole discretion of P&WC, that the Engine has not been used on operations or flight missions which compromise Engine or parts life or reliability when compared to typical civilian or utility operations;

•	repair or overhaul of a defective part or Engine at a facility other than a facility designated by P&WC Warranty Administration;

•	unused cycles (stub life) of an LCF part removed at the operator’s request prior to reaching the service limit;

•	insurance, duties, brokerage fees, and taxes;

•	any other factor beyond P&WC’s control which is not specifically listed herein.

BUYER RESPONSIBILITIES

Maintenance

BUYER shall be responsible for operating and maintaining the Engine in accordance with P&WC’s written instructions including, without limitation, the applicable P&WC Engine Maintenance and Overhaul Manuals, P&WC Service Bulletins and your Aircraft Flight Manual. References to “repairs*, ‘replacements” and “overhauls” in this Warranty for New Engines and Extended Engine Service Policy shall have the meanings contained in the applicable P&WC Engine Maintenance and Overhaul Manuals.

Maintenance records

BUYER shall be responsible for keeping adequate records of Engine operation and maintenance. This information is required to substantiate that the Engine has been operated and maintained within the recommended parameters. Upon request, P&WC is entitled to have access to your records.

For warranty service

BUYER shall notify P&WC of any warrantable defect within thirty (30) days of discovery.

P&WC may refuse any warranty claim received more than one hundred and eighty (180) days after the discovery of any Engine or Engine part defect

Warranty claims, which may Include the return of defective parts, shall be made through the P&WC source of supply (identified In the applicable P&WC IPC), or the P&WC-designated facility or distributor which will furnish or has furnished the replacement parts.

For any warranty work (including, without limitation, disassembly), BUYER shall send Engine to a facility designated by P&WC Warranty Administration, in accordance with P&WC’s written instructions. Any work performed at a facility other than a facility designated by P&WC Warranty Administration, without prior written authorization from P&WC Warranty Administration, will be at your own expense.

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LIMITATION OF P&WC’S LIABILITY

THIS IS THE ONLY WARRANTY APPLICABLE TO PT6C-87 SERIES TURBOSHAFT ENGINES OPERATED IN CIVILIAN OR UTILITY HEUCOPTERS AND IS GIVEN AND ACCEPTED IN PLACE OF ALL OTHER EXPRESS, IMPLIED OR STATUTORY TERMS, REPRESENTATIONS, WARRANTIES OR CONDITIONS, IN CONTRACT OR IN TORT, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL SUCH OTHER TERMS. REPRESENTATIONS. WARRANTIES OR CONDITIONS ARE HEREBY EXPRESSLY DISCLAIMED. THE ONLY REMEDY FOR BREACH OF THIS WARRANTY IS AS SET OUT HEREIN. FOR GREATER CERTAINTY IN NO EVENT SHALL P&WC BE RESPONSIBLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH EITHER A BREACH OF THIS WARRANTY OR ANY TORTIOUS OR NEGLIGENT ACT OR OMISSION BY P&WC. SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDE, WITHOUT LIMITATION, ECONOMIC LOSS, LOSS OR DAMAGE TO ANY PROPERTY OR PERSON OR ANY OTHER EXEMPLARY, PUNITIVE OR SIMILAR DAMAGES, AS WELL AS EXPENSES INCURRED EXTERNAL TO THE ENGINE AS A RESULT OF AN ENGINE OR PART DEFECT. NO VARIATION OR EXTENSION OF THIS WARRANTY OR REMEDIES SHALL BE BINDING UNLESS IN WRITING AND SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF P&WC.

YOUR ACCEPTANCE OF THIS WARRANTY FOR NEW ENGINES AND EXTENDED ENGINE SERVICE POLICY, OR THE MAKING OF ANY CLAIM OR RECEIPT OF ANY BENEFIT HEREUNDER, CONSTITUTES YOUR ACCEPTANCE OF ALL THE FOREGOING TERMS, CONDITIONS AND UMITAT1ONS.

THIS WARRANTY IS GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO, CANADA.

If you have any questions or require assistance regarding this Warranty, please call or write to:

Manager, Warranty Administration (01 RD4) Pratt & Whitney Canada Corp.

1000 Marie-Victorin Longueuil, Quebec Canada J4G 1A1

Telephone: 1 450 647-2816

Fax: 1 450 647-2831 or 7282

E-mail: warranty@ pwc.ca

or contact P&WC Customer Help Desk

U.S.A. & Canada: 1 800 268-8000

International: 1 450 647-8000, or

IAC + 8000-268-8000 (where facilities exist)

Website: www.pwc.ca

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If there are any differences between the information in this booklet and the warranty as set forth in the Vendor’s warranty document, the terms and conditions of the Vendor’s document will prevail.

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APPENDIX 8

RVG Agreement

CFA October 2007	Contract Number 160507

TBD MSN TBD

Messrs.

AGUSTA S.p.A.

Cascina Costa di Samarate (VA), Italy; and

CHC HELICOPTERS INTERNATIONAL INC.

4740 Agar Drive

Richmond

British Columbia

V7B 1A3

Canada

—, this     Day of         , 2007

Residual Value Guarantee Agreement

Dear Sirs,

Further to our previous understandings, you will hereinafter find the terms of the Residual Value Guarantee Agreement (the “Agreement”) set forth below:

RECITALS

A.	CHC Helicopters International Inc. and Agusta S.p.A. have entered into a Framework Agreement on August —, 2007 (the “Framework Agreement”) providing for the sale to CHC of thirteen (13) AgustaWestland AW139 helicopters with an option for twenty (20) additional AgustaWestland AW139 helicopters, as more fully described in the Framework Agreement. The purchase of each such helicopters is subject to the execution of separate purchase agreement.

B.	CHC Helicopters International Inc. and Agusta S.p.A. have entered into a Purchase Agreement dated —, — for the purchase and sale of an one (1) AgustaWestland AW139 helicopter with Manufacturer’s Serial Number TBD (the “Aircraft”). [NM: Consider deleting this clause if the Novation Agreement will serve as the Purchase Agreement]

C.	CHC Helicopters International Inc., Agusta S.p.A. and — (the “Owner”) have entered into a Novation Agreement dated —, — whereby the Owner will buy the Aircraft from Agusta S.p.A. in place of CHC Helicopters International Inc.

D.

The Owner and — (the “Lessee”) have entered into a Lease Contract comprising (a) the terms and conditions of a — dated —, — entered into between the Owner and —. (“—”) and (b) a — Lease Schedule entered into between the Owner and the CHC Helicopters International Inc. (“the Lease Schedule”) [NTD: Confirm whether a Lease Schedule has been entered into.] (together with the — “the Lease Contract”) whereby the Owner

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has agreed to lease to the Lessee and the Lessee has agreed to take on lease from the Owner the Aircraft for a Lease period expiring on —, —. A copy of the — (minus schedules) is attached as Schedule IV hereto.

E.	It is a condition precedent to the obligation of the Owner to purchase the Aircraft from Agusta S.p.A. and/or CHC Helicopters International Inc. and of the Owner to lease the Aircraft to the Lessee that Agusta S.p.A. (the “RV Guarantor”) and CHC Helicopters International Inc. (as the “CHC RV Guarantor”) shall have executed and delivered this Agreement with respect to the expected value of the Aircraft and not as a financial guarantee of the Lessee obligations under the Lease Contract or any other document associated with this transaction.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION I - REMARKETING OF THE AIRCRAFT

1.1	RV Guarantor Obligations

All the RV Guarantor’s obligations under this Agreement are subject to the condition that the Lease Contract shall expire on —, —. For the avoidance of doubt, the RV Guarantor shall have no obligations under this Agreement in the event that the Aircraft is sold by the Owner prior to such date save only where such sale takes place in association with an assignment made pursuant to Schedule 3 hereof.

1.2	Remarketing Obligation

(a)	The Owner must provide notification to the RV Guarantor and the CHC RV Guarantor at least eleven (11) months in advance of the Expiry Date indicating whether the Lessee intends to return the Aircraft to the Owner on the Expiry Date.

(b)	If the Owner so notifies the RV Guarantor and the CHC RV Guarantor, then the RV Guarantor and the CHC RV Guarantor shall actively market the Aircraft during the Remarketing Period. Such Parties agree to co-ordinate all remarketing activities and to co-operate with each other to ensure a co-ordinated marketing effort. Each of the RV Guarantor and the CHC 1W Guarantor will use reasonable endeavours to re-market the Aircraft on the best terms obtainable in the circumstances and will for such purpose nominate an officer of the relevant company no later than 9 months before the Expiry Date to act as its nominated co-ordinator and mutually agree satisfactory terms and conditions applicable to any proposed sale on the basis set out in Section 1.7 below.

(c)	For the avoidance of doubt it is hereby declared that nothing in this Agreement appoints or should be construed as appointing the RV Guarantor or the CHC RV Guarantor as the agent of the Owner for the purpose of concluding any sale of the Aircraft, or otherwise, and neither of them shall have any right or ability to bind the Owner in respect of any such sale or at all.

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1.3	Return Conditions

The Return Conditions are set out in Schedule I. The return location shall be that specified by the Owner in the Lease Contract.

1.4	Access and Inspections

(a)	The Owner shall provide in the Lease Contract that the Lessee shall provide upon reasonable notice access to the Aircraft and its Aircraft Documents to the RV Guarantor and the CHC RV Guarantor and their respective representatives (including any sales agent) to arrange for prospective purchasers to inspect that Aircraft and the Aircraft Documents.

(b)	Unless otherwise agreed, the RV Guarantor and the CHC RV Guarantor must give the Owner not less than 10 Banking Days’ prior notice of a proposed inspection. The Owner must give the person authorised to inspect reasonable assistance, including obtaining any necessary consents.

1.5	Resale Offers

(a)	The Owner shall immediately present to the RV Guarantor and the CHC RV Guarantor, any Offer received during the Remarketing Period for the Aircraft. The RV Guarantor and the CHC RV Guarantor will consider all Offers received promptly. The RV Guarantor will not discriminate in remarketing the Aircraft and undertakes to remarket the Aircraft on an equal basis with all other AB or AW139 aircraft in the same configuration and in the equivalent condition then being remarketed by it.

(b)	Subject to the terms of this Agreement, for any Offer received during the Remarketing Period in respect of which the date for the execution of the sale contract of the Aircraft pursuant to such Offer is within the expiry of the Remarketing Period:

(i)	the Parties shall accept any such Offer at or above 75% of the Net Purchase Price;

(ii)	the Owner shall accept any such Offer below 75% and at or above 53% of the Net Purchase Price, provided that the RV Guarantor and the CHC RV Guarantor agree that such Offer shall be accepted; and

(iii)	the Owner shall accept any other such Offer, subject to unanimous agreement of the Parties.

In the case of Clauses (i) and (ii) above, it is agreed that if, in the reasonable judgement of the Owner, the prospective purchaser is not creditworthy or is otherwise considered unlikely to complete the purchase in accordance with the agreed terms, the RV Guarantor and the CHC RV Guarantor will not cease to remarket the Aircraft and will use all reasonable efforts to seek alternative Offers until the sale to the prospective purchaser is concluded.

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(c)	If any Offer is accepted pursuant to the foregoing provisions then the sale shall be completed on the Expiry Date or as soon as possible thereafter as the Parties may agree.

1.6	Right of First Refusal

RV Guarantor and the CHC RV Guarantor shall have the right (the “Purchase Right”) to purchase or otherwise acquire the Aircraft on the same terms and conditions as contained in any Offer made during the Remarketing Period which the Owner has decided to and is authorized to accept pursuant to Section 1.5 (b). The Purchase Right shall be exercisable in writing and only within ten (10) Business Days of the Owner notifying the RV Guarantor and the CHC RV Guarantor of such an Offer. As between the RV Guarantor and the CHC RV Guarantor, the RV Guarantor shall have the right of first refusal to exercise the Purchase Right under this Section 1.6.

1.7	Sale of the Aircraft

Any sale of the Aircraft pursuant to an Offer shall comply with each of the conditions set forth below unless the Parties shall have agreed to waive such condition:

(i)	the sale price shall be payable to the Owner in full in cash in United States Dollars on completion of the sale.

(ii)	the sale shall be on the basis of a willing seller and a willing buyer;

(iii)	on the date of disposition, the Aircraft shall (a) be free and clear of all Owner’s Encumbrances and (b) be free of all encumbrances created by the Lessee;

(iv)	the Aircraft shall be sold “as is, where is”; and

(v)	the Owner shall warrant that on the completion date specified for the sale there shall be vested in the Owner such title to the Aircraft and the Aircraft Documents and other technical records as was transferred by the Assignee to the Owner pursuant to the Sale Agreement.

SECTION II - RESIDUAL VALUE GUARANTEE (RVG)

2.1	The agreement between the Parties concerning the RVG is as follows:

•	all RVG guarantee amounts are based upon a resale price equal to 75% of the Net Purchase Price;

•	the Owner’s responsibility is the first 53% of the Net Purchase Price;

•	the next 3% (i.e 54-56% inclusive) is CHC RV Guarantor’s responsibility;

•	any remaining amount from 57% up to the above-mentioned amount of 75% is to be paid by the RV Guarantor and the CHC RV Guarantor in the Relevant Proportions.

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In the event of any conflict between the principles set out in this Clause 2.1 and the remainder of this Clause, the provisions of Clauses 2.2 to 2.5 (inclusive) shall prevail

2.2	At the date of completion of the sale:

(a)	If the gross sale proceeds of the Aircraft (“Sale Proceeds”) exceed an amount equal to 75% of the Net Purchase Price, then no amount shall be paid hereunder.

The following is an explanatory example of the principle contained in such sub clause (a):

Sale Proceeds above or equal 75% of Net Purchase Price:

no amount due

(b)	If the Sale Proceeds are less than 75% of the Net Purchase Price but equal to or greater than an amount equal to 56% of the Net Purchase Price, then the CHC RV Guarantor and the RV Guarantor will each pay to the Owner its Relevant Proportion of an amount (the “deficiency”) equal to the difference between the Sale Proceeds and an amount equal to 75 % of the Net Purchase Price (such deficiency subject to a maximum of 19% of the Net Purchase Price).

The following is an explanatory example of the principle contained in such sub clause (b):

Sale Proceeds 64% of Net Purchase Price:

75% - 64%	=	11.0% payable:

RV GUARANTOR	pays	7.7% (70% of 11%)

CHC RV GUARANTOR	pays	3.3% (30% of 11%)

Total paid		11.0%

(c)	If Sale Proceeds are less than 56% of the Net Purchase Price then:

(i)	the CHC RV Guarantor and the RV Guarantor will each pay to the Owner its Relevant Proportion of an amount equal to 19% of the Net Purchase Price; and

(ii)	the CRC RV Guarantor shall pay to the Owner an amount equal to the difference between the Sale Proceeds and an amount equal to 53% of the Net Purchase Price (such deficiency subject to a maximum of 3% of the Net Purchase Price);

(iii)	The following is an explanatory example of the principle contained in such sub clause (c):

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Sale Proceeds 54% of Net Purchase Price:

The first 19% is paid as follows:

RV GUARANTOR	pays	13.3%(70% of 19%)

CHC RV GUARANTOR	pays	5.7% (30% of 19%)

The next 2% is paid by the CHC RV Guarantor

Total paid	21.0%

(d)	Any amount payable under this Section 2 shall be payable on the date of completion of such sale.

(e)	If the Aircraft has not been sold by the end of the Remarketing Period, then on that date:

(i)	the CHC RV Guarantor shall pay to the Owner an amount equal to 3% of the Net Purchase Price; and

(ii)	the CHC RV Guarantor and the RV Guarantor will each pay to the Owner its Relevant Proportion of an amount equal to 19% of the Net Purchase Price.

(f)	The payment obligations of the RV Guarantor and the CHC RV Guarantor under this Section 2 are several and neither the RV Guarantor nor the CRC RV Guarantor shall have any liability to the other or to the Owner for the payment obligations of the other.

2.3	Conditions to Payment of the Guarantee Amount

The obligations of each of the RV Guarantor and the CHC RV Guarantor to make any payment under this Section 2 above are in all respects subject to satisfaction of each of the following conditions precedent

(a)	No event shall have occurred which constitutes, or, with the passage of time would constitute, a Total Loss of the Aircraft.

(b)	There shall be no governmental restriction (including export control, currency exchange restriction or other law, regulation, ruling, order or official directive) or any change in the administration, application or interpretation thereof binding upon the RV Guarantor, the CHC RV Guarantor or the Owner, the effect of which is to prohibit or make illegal the ability of the RV Guarantor and / or the CHC RV Guarantor to make a payment contemplated in this Agreement

(c)	The Aircraft Return Conditions shall have been met or the amount of the Compliance Cost, if any, shall have been determined.

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If Section 2.3 (b) applies, then the RV Guarantor and the CHC RV Guarantor (as appropriate) shall notify the Owner in writing of such governmental restriction and the RV Guarantor and/or the CHC RV Guarantor (as appropriate) and the Owner shall negotiate in good faith for an alternative structure to the transaction which does not violate such or any other governmental restriction.

2.4	Aircraft Return Conditions

(a)	At any time requested within the last two months prior to the Expiry Date, the Owner shall procure that the Lessee shall make the Aircraft available for inspection by the RV Guarantor or its representative and the CHC RV Guarantor or its representative. In the event that following such an inspection there is any material adverse change in the condition of the Aircraft or any change which would materially affect the anticipated results of any of the calculations made under the Return Conditions as specified in Schedule I hereto after the date of any such inspection, the Owner shall notify, or procure that both the RV Guarantor and the CHC RV Guarantor are notified, of such event and each of such parties shall have the opportunity to carry out a further inspection in order to re-verify compliance with such Return Conditions calculations prior to the Expiry Date.

(b)	If on the foregoing inspection the Aircraft does not meet the Aircraft Return Conditions set forth in Schedule I, the RV Guarantor shall prepare an estimate of the cost (the “Compliance Cost”) to place the Aircraft in a condition that meets the Aircraft Return Conditions. In the event the Parties are unable to agree on the Compliance Cost (i) the RV Guarantor, the CHC RV Guarantor and the Owner shall together appoint an internationally recognized independent helicopter engineer (an “Engineer”) (the identity of whom they all agree) who shall determine the Compliance Cost, which determination shall be binding on the Parties hereto and, if they can not so agree (ii) each of the RV Guarantor, the CHC RV Guarantor and the Owner shall each select an Engineer, who shall together select a fourth Engineer, who shall determine the Compliance Cost, which determination shall be binding on the Parties hereto. The fees and expenses of the Engineer or, as the case may be, the fourth Engineer, shall be paid by the RV Guarantor, the CHC RV Guarantor and the Owner, each of whom shall pay 1/3 of such fees and costs, except that each Party shall pay all of the fees and costs of the Engineer selected by it as described in Section (ii) above. Any amount payable by the RV Guarantor and the CHC RV Guarantor under Section 2.1 and 2.2 above shall be reduced pro rats by the amount of the Compliance Cost, if any.xxx

2.5	Withholding Taxes

The RV Guarantor shall be entitled to make a deduction or withholding on account of or comprising taxes required by applicable law for any sum which may be payable by it hereunder, and the RV Guarantor will not be obliged to gross-up the amount of such payment or otherwise indemnify the Owner or the Lessee against the consequence of such deduction or withholding. The RV Guarantor shall, in consultation with the Lessor, take all reasonable steps to mitigate any circumstances which arise and which would result in any deduction or withholding referred to in this Section 2.5.

CFA October 2007	Contract Number 160507

SECTION III - TERMINATION

3.1	Termination on Total Loss

The obligations of the RV Guarantor and CHC RV Guarantor hereunder shall cease upon the occurrence of a Total Loss of the Aircraft.

3.2	Material Breach

Upon the occurrence of a Material Breach and the delivery by the RV Guarantor of a written notice of breach to the Owner, the Owner shall have 30 days within which to remedy, or procure that the Lessee remedies, the Material Breach. “Material Breach” for the purposes of this Clause 3.2 shall mean:

(a)	failure by the Owner to maintain or procure that the Lessee maintains the Aircraft for the entire duration of the Lease Contract in accordance with the Maintenance Programme or other program approved by the RV Guarantor;.

or

(b)	a material breach by the Lessee (or any relevant sub-lessee) of the Operations and Maintenance undertakings contained in Clause 20 of the Lease (including, without limitation, a failure by the Owner to procure that the Lessee (i) complies with the Approved Maintenance Programme (as defined in the Lease Contract) and (ii) operates the Aircraft within the limits of the Rotorcraft flight programme applicable to the Aircraft).

3.3	In the event that the Material Breach consists of a failure by the Owner to procure the maintenance of the Aircraft in accordance with Clause 3.7 below, which remains unremedied after a period of 30 days from notice to the Owner, the RV Guarantor shall have the right to terminate this Agreement. The RV Guarantor agrees that in the event of a breach of Section 3.7, its sole remedy will be to terminate this Agreement and that it will not have any recourse to the Owner for the consequences of any such breach.

3.4	In the event that the Material Breach consists of a failure by the Owner to procure the maintenance or operation of the Aircraft in accordance with Section 3.2 (b) above, which remains unremedied after a period of 30 days from notice to the Lessor, the RV Guarantor shall determine whether, in its reasonable opinion, the breach in question materially affects the value of the Aircraft. In the event that the RV Guarantor so determines that the market value of the Aircraft has been diminished, it shall promptly notify the Owner of the amount of such diminution (“the Reduction Amount”) and the Net Purchase Price used for the purpose of calculating any amount due under Clause 2 above shall be reduced by the Reduction Amount

3.5	The Owner shall notify the 1W Guarantor and the CHC RV Guarantor promptly upon becoming aware of any breach as described in Section 3.2 (a) and (b) above or Section 3.7 below. The RV Guarantor will similarly advise the Owner as soon as it becomes aware of any breach as described in either Section 3.2 (a) or (b) above.

CFA October 2007	Contract Number 160507

3.6	At all times (i) the Owner shall perform all of its obligations hereunder, and (ii) the Owner shall not amend the Lease Contract, in respect of the use, ownership, storage, maintenance or utility of the Aircraft without the prior written consent of the RV Guarantor (such consent not to be withheld unless the RV Guarantor reasonably determines that such change adversely affects the value of the Aircraft or its rights and obligations hereunder).

3.7	Maintenance

The maintenance programme in respect of the Aircraft shall either be the Maintenance Programme contained in Chapter 5 of the Maintenance Manual or another maintenance programme that has been approved by the RV Guarantor. The RV Guarantor will reasonably consider any requests by CHC for deviations to the Maintenance Programme or another maintenance programme subject to the additional approval of the Owner or new owner following a Transfer for the purpose of refinancing the Aircraft pursuant to section 1.1 (a) of Schedule III.

In addition:

•

Over and above the Maintenance Programme referred to above, the Owner shall ensure that the Lessee’s personnel carrying out maintenance on the Aircraft hold valid and appropriate licences and endorsements (FAA or EASA) are fully qualified in their respective capacities and experienced in current practise.

•

The Owner shall ensure that all maintenance undertaken on the Aircraft, will only be executed in, and by, approved EASA part 145 maintenance organizations or FAA part 145 approved maintenance organisations.

•

All maintenance shall be executed in accordance with the relevant AW139 publications set valid at the time, and as updated from time to time, including as mandatory, any corrosion inspections and applied remedies as specified in these manuals.

•	The Owner will ensure that the Lessee will only use spare parts and tools as provided by the Aircraft manufacturer or as provided by approved service stations or approved vendors.

•

Any repair scheme required for maintenance that is not defined in the AW139 publication set, shall be provided to the Aircraft manufacturer for approval before implementation, unless such repair scheme is a modification and is approved under EASA, in which event no such approval from the Aircraft manufacturer shall be required.

•

The Aircraft logbooks and historical component log cards shall reflect the latest and updated (as on the date of return of the Aircraft) status and utilization information of the Aircraft configuration, per Aircraft and per component serial number.

CFA October 2007	Contract Number 160507

SECTION IV - MISCELLANEOUS

4.1	Amendments, Etc.

No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom by either party to this Agreement, shall in any event be effective unless the same Anil be in writing and signed by the RV Guarantor and each of the other Parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.2	Notices, Etc.

Any notice to be given under this Agreement shall be sufficient if sent by certified mail, commercial courier, or facsimile to the intended recipient at the address as shown below, or such other address as shall have been provided by notice by either party to the other party

To the RV Guarantor at	AGUSTA S.p.A.
Via G. Agusta, 520
21017 Cascina Costa, Samarate (VA)
ITALY

Attn. Contract Administration Dept.
Fax no. 0039 0331 229930
Phone no. 0039 0331 940235

To the CHC RV Guarantor at	CHC Helicopters International Inc.
4740 Agar Drive
Richmond B.C.
Canada
V7B 1A3

Attn. Blake Fizzard
Fax no. +1 (604) 232 8359

To the Owner at	—
—
—
—
—
Attention: —
Fax Number +353 1448 3390—

CFA October 2007	Contract Number 160507

with a copy to:	—
—
—
—
—
Attention: —

4.3	Severability

To the fullest extent permitted by applicable law, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or =enforceability without invalidating the remaining provisions hereof, and any such prohibition or =enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.4	No Waivers

No failure on the part of a Party to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. The remedies provided hereunder are cumulative, and not exclusive of remedies at law or equity.

4.5	Headings, Etc.

Article, section and paragraph headings in this Agreement are included herein for convenience and reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

4.6	Confidentiality

Each of the Parties acknowledges that the existence of, and the terms and conditions of, this Agreement and the commercial and financial arrangements evidenced by this Agreement are considered by the Parties to be confidential information. Each Party shall maintain such information in confidence and shall not, without the prior written consent of the other Parties, disclose such information to any person, except (a) as necessary to such Party’s legal advisors or accountants or (b) as may be required by any applicable law or regulation.

4.7	Execution in Counterparts

This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

CFA October 2007	Contract Number 160507

4.8	Assignment

Subject to Schedule Ill, this Agreement is not assignable by the Parties except that:

(i)	the CHC RV Guarantor may assign its rights and obligations hereunder to another subsidiary of CHC Helicopter Corporation of equal or better financial standing than the CHC RV Guarantor, subject to the RV Guarantor’s and the Owner’s prior written consent, not to be unreasonably withheld and provided such assignment has no material adverse effect on the Owner or the RV Guarantor, and

(ii)	the RV Guarantor may assign its rights or delegate its duties hereunder without the consent of the Owner or the CHC RV Guarantor to an affiliate / parent company of the RV Guarantor provided that (a) such affiliate is wholly owned by directly or indirectly by Finmeccanica S.p.A. and of equal or better financial standing than RV Guarantor, (b) any associated costs and expenses of the Owner and the CHC RV Guarantor are paid by RV Guarantor, (c) there is no decrease in rights or increase in obligations of the Owner or CHC RV Guarantor as a result of such assignment or delegation, (d) such affiliate / parent company provides to the Owner a residual value guarantee in substantially the form hereof and (e) the Owner has satisfactorily completed all applicable “know your client” checks in relation to the proposed affiliate or parent company (but only if a “know your client” check has not already been completed in respect of such affiliate or parent company by the Owner) in accordance with standard internal procedures and provided that such checks are started promptly after a request for a transfer is given. The RV Guarantor will use all reasonable efforts to assist the Owner in obtaining all the documents required by the Owner to complete its “know your client” checks.

4.9	Governing Law

This Agreement shall in all respects be governed by, and construed in accordance with, the laws of England without reference to principles of conflicts of law.

4.10	Arbitration

Any dispute arising out of this Agreement that the Parties are unable to amicably resolve within 45 days, shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (ICC) by three arbitrators appointed in accordance with such Rules; the award rendered by the arbitrators shall be final and binding.

The arbitration shall be held in England in the English language.

CFA October 2007	Contract Number 160507

SCHEDULE I

RETURN CONDITIONS

1.	Aircraft -

a.	The Aircraft shall have installed all Engines and Parts as is normally installed in such Aircraft, and shall be in a utility condition suitable for operation, all installed systems to be fully operational.

b.	The Aircraft shall comply with the specification, as modified by the incorporation of all service bulletins as required by the terms of the Lease Contract up to the date of redelivery and as modified.

c.	All outstanding airworthiness directives, structural inspection requirements and mandatory orders, directives and instructions affecting such model of Aircraft issued by the manufacturer of the Aircraft, the manufacturer of the Engines and the manufacturer of any main component, or by the Aviation Authority shall have been accomplished (such accomplishment to be on a terminating action basis where it is customary for the Lessee or other operators of like aircraft to take terminating action) and all maintenance discrepancies cleared from the logbook. If the Lessee has obtained a waiver or deviation from the Aviation Authority from having to comply with any such mandatory orders, directives or instructions, the Lessee shall, irrespective of such waiver or deviation, comply with all such mandatory orders, directives and instructions covered by such waiver or deviation prior to the return of the Aircraft to the Owner.

d.	The Aircraft shall be in airworthy condition with a fresh annual inspection, specifically correcting any structural deficiencies. Paint and interior shall be in above average condition.

2.	Components

All components shall:

a)	be mid-time on average on a weighted average cost basis (labour and parts).

Such	weighted average cost shall be based upon the specific component’s then-year published price.

b)	be in compliance with all mandatory manufacturer’s and regulatory directives.

c)	the average time remaining on components that are time limited will on, a weighted average cost basis, be 50%;

and all “On condition” and “Condition Monitored” components shall be serviceable and shall meet the requirements of the applicable maintenance manual.

CFA October 2007	Contract Number 160507

For the avoidance of doubt, it is agreed that to the extent that the same is within the power and control of the RV Guarantor, nothing contained in any power by the hour agreements or in the Maintenance Programme referred to in Section 3.2 (a) shall affect the obligation contained in the foregoing sub-clauses 2 (a), (b) and (c) to return the Aircraft in average half life condition.

3.	Engines –

The Lessee will insure that any discrepancies which may be discovered during the inspections provided in this Schedule 1 from guidelines set out by the engine manufacturer are corrected in accordance with the engine manufacturer’s maintenance manual covering Pratt & Whitney PT6C-67C engines.

4.	Fuselage, windows, and doors –

a.	The Fuselage shall be free of major dents and abrasions, and loose, pulled or missing rivets, and minor or significant corrosion. External repairs should have been carried out only if approved by the Manufacturer or in accordance with Manufacturer documentation.

b.	Windows shall be free of delamination, blemishes and grazing and shall be properly sealed.

c.	Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

5.	Rotors, cowlings and fairings -

a.	All blade leading edges shall be free from damage which would effect the performance and airworthiness of the aircraft or be outside the airframe manufacturer’s acceptable tolerances.

b.	All unpainted cowlings and fairings shall be polished to industry standards.

6.	Interior -

a.	Ceilings, side walls and bulk head panels shall be clean and free of cracks and stains.

b.	All carpets and seat covers shall be in good condition, clean and free of stains, rips and tears and shall meet Aviation Authority fire resistance regulations.

c.	All seats, including the 4-point harness restraint systems, shall be free of rips and tears and shall be serviceable, in good condition and meet Aviation Authority fire resistance regulations.

d.	All required signs and decals shall be clean, legible and in English.

CFA October 2007	Contract Number 160507

e.	All emergency equipment having a calendar life shall have minimum of one year or 100% of its total approved life, whichever is less, remaining.

7.	Cockpit -

a.	All required decals shall be clean, secure, legible and in English.

b.	All control and instruments panels shall be free of stains and cracks, shall be clean, secure and repainted as necessary and any illegible placards replaced.

c.	Floor coverings shall be clean and effectively sealed.

d.	Seat covers shall be in good condition, clean and shall conform to Aviation Authority fire resistance regulations.

e.	Seats, including seat belts, shall be fully serviceable and shall be repainted as necessary.

8.	Cargo Compartments - All panels shall be in good condition without cracks or brakes.

9.	Wheel Wells -

a.	Wheel wells shall be clean, free of leaks, repaired as necessary and shall have no exposed metal surfaces which are unprotected from corrosion.

b.	All required decals shall be clean, secure and legible.

10.	Corrosion -

a.	On redelivery the entire Aircraft shall be substantially free from corrosion by reference to inspection by the RV Guarantor, such inspection to be in accordance with generally accepted industry practices.

b.	Fuel tanks shall be substantially free from contamination by reference to manufacturer’s tolerance levels and airworthiness requirements.

11.	Test Flight/Ground Run -

a.	If required by the RV Guarantor, the aircraft shall prior to redelivery be test flown by the Lessee using appropriate qualified flight test personnel, for not greater than two hours, for the purpose of demonstration to the RV Guarantor the satisfactory operation of the aircraft and its equipment and systems. During such test flight command, care, custody and control of the aircraft shall remain at all time with the Lessee. Two of the RV Guarantor’s representatives may participate in such flight as observers.

b.	All systems must be shown to be in good working order within the tolerances specified in the appropriate maintenance manuals.

CFA October 2007	Contract Number 160507

c.	The Engines must meet all tolerances specified in the appropriate manual for a ground run.

d.	The Aircraft must be free of fuel, hydraulic, pneumatic, water or waste systems leaks and this is to be demonstrated by topping off the tanks and reservoirs and executing a functioning check on all systems.

12.	Documents -

All historical aircraft records and a full and completely amended set of technical publications relation to the aircraft shall be redelivered in the English language with the aircraft

Any reference in this Schedule 1 to a manual or program shall refer to that manual, or as, the case may be, program as may be amended, updated or replaced from time to time in accordance with the manufacturer’s requirements or recommendations.

CFA October 2007	Contract Number 160507

SCHEDULE II

DEFINITIONS

In this Agreement (unless the context otherwise requires) the following words and expressions are defined as follows:

“Aircraft” means the AW139 helicopter with — registration mark — and manufacturer’s serial number covering the complete configuration as defined in the including the engines and all accessories installed, additional equipment and loose equipment provided installed.

“Aircraft Documents” means whether in paper, photographic, digital, electronic or other medium all records, logs, manuals, technical data and other materials and documents (whether kept or to be kept in compliance with any regulation of the Aviation Authority or otherwise) relating to the Aircraft or any part thereof;

“Aircraft Return Conditions” means the requirements relating to the condition of the Aircraft set out in Schedule I;

“Aviation Authority” shall have the meaning given to such expression in the Lease Contract; “Banking Day” “shall have the meaning given to such expression in the Lease Contract “Compliance Cost” means the Compliance Cost as determined in clause 2.4;

“Encumbrance” means a mortgage, charge, pledge, lien, assignment by way of security, retention of title provision, trust or flawed asset arrangement (for the purpose of, or which has the effect of, granting security) or other security interest securing any obligation of any person or any other agreement or arrangement in any jurisdiction having a similar effect;

“Expiry Date” means ——, —;

“Lessee” means • together with its successors and assigns;

“Maintenance Programme” means the Approved Maintenance Programme as defined in the Lease Contract;

“Net Purchase Price” means U.S. $—.00 (US Dollars —);

“Offer” means a bona fide written offer from a willing and able purchaser to purchase the Aircraft.

“Owner’s Encumbrances” means any Encumbrance created by any act or default of the Owner other than any such Encumbrance which is permitted by, or created pursuant to, the terms of the Lease Contract

“Parent” means CHC Helicopter Corporation.

“Parties” means the RV Guarantor, the CHC RV Guarantor and the Owner;

CFA October 2007	Contract Number 160507

“Relevant Proportions” means, in respect of the RV Guarantor, 70%, and, in respect of the CHC RV Guarantor, 30%;

“Remarketing Period” means the period beginning 9 months prior to the Expiry Date and ending on the Expiry Date;

“Total Loss” shall have the meaning given to such expression in the Lease Contract.

CFA October 2007	Contract Number 160507

SCHEDULE III

1.1	Assignment and dealings by the Owner

The Owner may:

(a)	transfer (including by way of security) any of its rights and obligations in respect of the Lease Contract, the Aircraft and this Agreement ( a “Transfer”) to another person reasonably acceptable to the RV Guarantor and the CHC RV Guarantor provided that

(i)	the Transfer is effected for the purpose of refinancing the Aircraft;

(ii)	the Original Lease Contract either:

(a)	following such Transfer is in full force and effect on terms which impose conditions which are equal to or better than those contained in the Original Lease Contract in respect of ownership, use, storage, maintenance and utility of the Aircraft; or

(b)	is replaced by another lease facility or lease agreement (“New Lease Contract”) with the Original on terms which impose conditions which are equal to or better than those contained in the Original Lease Contract in respect of the ownership, use, storage, maintenance or utility of the Aircraft

(iii)	the RV Guarantor and CHC RV Guarantor are paid all costs and expenses incurred by them in connection with the Transfer; and

(iv)	the value and marketability of the Aircraft would not be prejudiced as a result of such Transfer; or

(b)	make a Transfer to any affiliate of the Owner or to the Parent or any affiliate of the Parent reasonably acceptable to the RV Guarantor.

1.2	Replacement Lease Agreement

The Owner shall not enter into any lease agreement of the Aircraft other than:

(a)	the Original Lease Contract; or

(b)	a New Lease Contract; or

(c)	a lease agreement entered into in circumstances where:

(i)	the Owner has terminated the Lease Contract before the Expiry Date;

(ii)	before the Expiry Date the Owner has regained possession of the Aircraft and has re-leased it to another lessee reasonably acceptable to the RV Guarantor on terms set out above which comply with those applicable to a New Lease Contract; and

CFA October 2007	Contract Number 160507

(iii)	the value and marketability of the Aircraft shall not be prejudiced as a result of such lease agreement.

For the avoidance of doubt, the Owner is not required to enter into any hire agreement of the Aircraft provided that the Owner stores and maintains the Aircraft and the value and marketability of the Aircraft shall not be prejudiced as a result

1.3	Definition

In this Schedule:

“Original Lessee” means • ( as Lessee).

“Original Lease Contract” means the lease agreement so, • between the Owner and the Original Lessee in respect of the Aircraft

CFA October 2007	Contract Number 160507

SCHEDULE IV

COPY OF THE MASTER LEASE AGREEMENT

(EXCLUDING SCHEDULES)

(INTENTIONALLY DELETED)

CFA October 2007	Contract Number 160507

If you agree with the foregoing, please rewrite this Agreement on your letter head and resend it to us duly signed and initialled on each page (including the Schedules) for acceptance.

Best Regards,

By:
Title:

CFA October 2007	Contract Number 160507

APPENDIX 9

Helicopters’ major components exchange price & exchange applicable terms and conditions

CFA October 2007	Contract Number 160507

To: HELI-ONE (NORWAY) AS P.O. BOX 535 N-4055 STAVACKER, LUFTEVAN, NORWAY	OPPERTA PARTI ROCAMBO SPARE PARTS OFFER PRESENT OFFER IS BEING PROVIDED AS PER YOUR REQUEST AW139 MAIN COMPONENTS DATED: 24/09/2007 OFFER VALIDITY: 30 DAYS	Offer 07/0001914 Customer Code 250643	Date 24/09/2007 Currency USD

ITEM	REQUESTED SUPPLY PIN	CHANGE CODE	U.M.	QUANTITY	UNIT PRICE	TOTAL	DAYS
0001 / 001	30412000234	GEARBOX ASSY Main	N	1.00	***	***	128
0001 / 002	306120A00134	GEARBOX ASSY Main	N	1.00	***	***	140
0001 / 003	306320A00114	GEARBOX ASSY Main	N	1.00	***	***	650
0002 / 001	DT052A00241	GEARBOX ASSY, TAIL ROTOR	N	1.00	***	***	300
0002 / 002	3T6521A00243	GEARBOX ASSY, TAIL ROTOR	N	1.00	***	***	360
0003 / 001	3T4521A0Q149	GEARBOX ASSY, INTERMEDIATE	N	1.00	***	***	120
0003 / 002	DT6321A0Q149	GEARBOX ASSY, INTERMEDIATE	N	1.00	***	***	360
0004 / 001	304410A00231	TAIL ROTOR BLADE ASSY	N	2.00	***	***	100
0005 / 001	3G5218A00111	MAIN ROTOR BLADE ASSY	N	2.00	***	***	100
0006 / 001	3G4730V08731	TAIL ROTOR ACTUATOR II	N	1.00	***	***	100
0007 / 001	30473#V00531	MAIN ROTOR ACTUATOR II	N	1.00	***	***	120
0007 / 002	3Q6730V00531	MAIN ROTOR ACTUATOR II	N	3.00	***	***	360
0008 / 001	3Q0210V08133	LEFT MAIN LANDING GEAR ASSY	N	3.00	***	***	140
0009 / 001	3Q1220V30133	NOSE LANDING GEAR ASSY	N	1.00	***	***	250
0010 / 001	10321V30333	RIGHT MAIN LANDING GEAR ASSY	N	1.00	***	***	190
0011 / 001	1152546-2	DC GENERATOR	N	2.00	***	***	180

To: HELI-ONE (NORWAY) AS P.O. BOX 535 N-4055 STAVACKER, LUFTEVAN, NORWAY	OPPERTA PARTI ROCAMBO SPARE PARTS OFFER PRESENT OFFER IS BEING PROVIDED AS PER YOUR REQUEST AW139 MAIN COMPONENTS DATED: 24/09/2007 OFFER VALIDITY: 30 DAYS	Offer 07/0001914 Customer Code 250643	Date 24/09/2007 Currency USD

ITEM	REQUESTED SUPPLY PIN	CHANGE CODE	U.M.	QUANTITY	UNIT PRICE	TOTAL	DAYS

0011 / 001	1152546-2	DC GENERATOR	N	5.00	***		*** 340

Payment Terms	AGAINST DOCUMENTS		TOTAL:		USD		***

			GRAND TOTAL:		USD		***
DELIVERY TERMS ARE SUBJECT TO PRIOR SALE

CFA October 2007	Contract Number 160507